                                                                     Exhibit 4.1

================================================================================

                         EQCC ASSET BACKED CORPORATION,
                                    Depositor

                                       and

                              THE BANK OF NEW YORK,
                                     Trustee

                                 TRUST AGREEMENT

                           Dated as of March 27, 2002

                                EQCC TRUST 2002-1

                  EQCC ASSET BACKED CERTIFICATES, SERIES 2002-1

================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I        DEFINITIONS.....................................................................................1

   SECTION 1.1       Defined Terms...............................................................................1

ARTICLE II       CONVEYANCE OF THE TRUST ASSETS; ORIGINAL ISSUANCE OF
                 CERTIFICATES...................................................................................21

   SECTION 2.1       Conveyance of the Trust Assets.............................................................21
   SECTION 2.2       Issuance of Certificates  Evidencing Interests in the Trust Fund...........................24
   SECTION 2.3       Representations, Warranties and Covenants of the Depositor With Respect
                     To the Underlying Abs and the Underlying Class X Certificate...............................24

ARTICLE III      ADMINISTRATION OF THE Trust fund; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS...................25

   SECTION 3.1       Administration of the Trust Fund...........................................................25
   SECTION 3.2       Collection of Monies.......................................................................25
   SECTION 3.3       Establishment of Accounts..................................................................26
   SECTION 3.4       Deposits and Collections With Respect to the Accounts......................................29
   SECTION 3.5       Payments...................................................................................30
   SECTION 3.6       Statements to Certificateholders...........................................................31

ARTICLE IV       THE CERTIFICATES...............................................................................33

   SECTION 4.1       The Certificates...........................................................................33
   SECTION 4.2       Regular Certificates.......................................................................34
   SECTION 4.3       Registration of Transfer and Exchange of Certificates......................................35
   SECTION 4.4       Restrictions on Transfer...................................................................36
   SECTION 4.5       Mutilated, Destroyed, Lost or Stolen Certificates..........................................38
   SECTION 4.6       Persons Deemed Owners......................................................................38

ARTICLE V        THE TRUSTEE....................................................................................39

   SECTION 5.1       Duties of Trustee..........................................................................39
   SECTION 5.2       Certain Matters Affecting the Trustee......................................................40
   SECTION 5.3       Trustee Not Liable for Underlying Abs or Underlying Class X Certificate....................42
   SECTION 5.4       Trustee May Own Certificates...............................................................42
   SECTION 5.5       Trustee's Fees.............................................................................42
   SECTION 5.6       Eligibility Requirements for Trustee.......................................................42
   SECTION 5.7       Resignation and Removal of the Trustee.....................................................43
   SECTION 5.8       Successor Trustee..........................................................................44
   SECTION 5.9       Merger or Consolidation of Trustee.........................................................44
   SECTION 5.10      Appointment of Co-trustee or Separate Trustee..............................................44
   SECTION 5.11      Appointment of Office or Agency............................................................45
   SECTION 5.12      Compliance With Withholding Requirements...................................................46
   SECTION 5.13      Trustee May Enforce Claims Without Possession of Certificates..............................46

ARTICLE VI       TERMINATION....................................................................................46

   SECTION 6.1       Termination Upon Repurchase or Liquidation of All Underlying Abs...........................46
   SECTION 6.2       Additional Termination Requirements........................................................47

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE VII      THE DEPOSITOR..................................................................................48

   SECTION 7.1       Liability of the Depositor.................................................................48
   SECTION 7.2       The Depositor's Representations and Warranties.............................................48
   SECTION 7.3       Corporate Existence........................................................................50
   SECTION 7.4       Limitation on Liability of the Depositor and Others........................................50
   SECTION 7.5       Protection of Trust Fund...................................................................51

ARTICLE VIII     REMIC TAX PROVISIONS...........................................................................51

   SECTION 8.1       Remic Administration.......................................................................51
   SECTION 8.2       Prohibited Activities......................................................................53
   SECTION 8.3       Grantor Trust Administration...............................................................54

ARTICLE IX       MISCELLANEOUS PROVISIONS.......................................................................54

   SECTION 9.1       Amendment..................................................................................54
   SECTION 9.2       Counterparts...............................................................................55
   SECTION 9.3       Limitation on Rights of Certificateholders.................................................55
   SECTION 9.4       Governing Law..............................................................................56
   SECTION 9.5       Notices....................................................................................56
   SECTION 9.6       Preparation of Regulatory Reports..........................................................57
   SECTION 9.7       Severability of Provisions.................................................................57
   SECTION 9.8       Successors and Assigns.....................................................................57
   SECTION 9.9       Article and Section Headings...............................................................57
   SECTION 9.10      No Partnership.............................................................................57
   SECTION 9.11      Counterparts...............................................................................58
   SECTION 9.12      Limitation of Liability of Trustee.........................................................58
   SECTION 9.13      Limitations on Rights of Others............................................................58

Exhibits

Exhibit A-1      Form of Class 1-A Certificates
Exhibit A-2      Form of Class 2-A Certificates
Exhibit A-3      Form of Class 1A-IO Certificates
Exhibit A-4      Form of Class 2A-IO Certificates
Exhibit A-5      Form of Class N Certificates
Exhibit A-6      Form of Class R Certificates
Exhibit B        [Reserved]
Exhibit C        [Reserved]
Exhibit D        Underlying Certificate Schedule
Exhibit E-1      Form of Investor Representation Letter
Exhibit E-2      Form of Certificate Transferor Representation Letter
Exhibit E-3      Form of Rule 144A Investment Agreement
Exhibit F        Form of Residual Transferee Agreement
Exhibit G        Form of Benefit Plan Affidavit

     THIS TRUST AGREEMENT, dated as of March 27, 2002, is made with respect to the formation of EQCC Trust 2002-1 (the "Trust") by and between EQCC Asset Backed Corporation, a Delaware corporation, as depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

     The Trust has been organized to issue securities with an aggregate initial principal amount of $6,197,163,139, to be known as the EQCC Asset Backed Certificates, Series 2002-1 (the "Certificates"). The Certificates consist of six classes that in the aggregate evidence the entire beneficial ownership interest in the Trust.

     The following table sets forth the designation, aggregate original principal balance and final scheduled distribution date for each Class of Certificates.

                                                            Final Scheduled
Designation                Original Principal Balance      Distribution Date/1/
-----------                --------------------------      --------------------
Class 1-A                       $3,523,841,387              November 25, 2031

Class 1A-IO                          N/A                    November 25, 2031

Class 2-A                       $2,673,321,752              November 25, 2031

Class 2A-IO                          N/A                    November 25, 2031

Class N                              N/A                           N/A

Class R                              N/A                           N/A

     In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Defined Terms.
                 -------------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ABS Cut-off Date: March 25, 2002.

----------
     /1/ In each case, if the 25th is not a Business Day, the Final Scheduled Distribution Date is the following Business Day.

     ABS Group 1: Those Underlying ABS identified in "Group 1" as set forth on Exhibit D hereto.

     ABS Group 1 Available Funds: For any Payment Date, the distributions received on the Underlying ABS in ABS Group 1 on the corresponding Underlying ABS Distribution Date.

     ABS Group 1 Basis Risk Reserve Amount: For any Payment Date, the product of
(i) the Underlying Class X Certificate Collection Amount, and (ii) a fraction
(A) the numerator is equal to the sum of the Underlying Class X-1 Component Amount and the Underlying Class X-2 Component Amount for the corresponding Underlying ABS Distribution Date, and (B) the denominator is the sum of the Underlying Class X Component Amounts for the corresponding Underlying ABS Distribution Date.

     ABS Group 1 Net WAC Rate: With respect to any Interest Accrual Period, a per annum rate, equal to the weighted average of the pass-through rates on the Underlying ABS of ABS Group 1 as of the first day of the related Due Period less the Trustee Fee Rate.

     ABS Group 1 Relief Act Recoveries: For any Payment Date, the collections related to recoveries of Relief Act Shortfalls received on the Underlying ABS in ABS Group 1 on the corresponding Underlying ABS Distribution Date, but only to the extent of Relief Act Shortfalls occurring after the Cut-off Date.

     ABS Group 1 Relief Act Shortfall Amount: For each Underlying ABS Distribution Date, the aggregate amount of Relief Act Shortfalls allocated to the Underlying ABS in ABS Group 1 and not previously reimbursed.

     ABS Group 2: Those Underlying ABS identified in "Group 2" as set forth on Exhibit D hereto.

     ABS Group 2 Available Funds: For any Payment Date, the distributions received on the Underlying ABS in ABS Group 2 on the corresponding Underlying ABS Distribution Date.

     ABS Group 2 Basis Risk Reserve Amount: For any Payment Date, the product of
(i) the Underlying Class X Certificate Collection Amount, and (ii) a fraction
(A) the numerator is equal to the sum of the Underlying Class X-3 Component Amount, Underlying Class X-4 Component Amount and the Underlying Class X-5 Component Amount for the corresponding Underlying ABS Distribution Date, and (B) the denominator is the sum of the Underlying Class X Component Amounts for the corresponding Underlying ABS Distribution Date..

     ABS Group 2 Net WAC Rate: With respect to any Interest Accrual Period, a per annum rate, equal to the weighted average of the pass-through rates on the Underlying ABS of ABS Group 2 as of the first day of the related Due Period less the Trustee Fee Rate.

     ABS Group 2 Relief Act Recoveries: For any Payment Date, the collections related to recoveries of Relief Act Shortfalls received on the Underlying ABS in ABS Group 2 on the corresponding Underlying ABS Distribution Date, but only to the extent of Relief Act Shortfalls occurring after the Cut-off Date.

     ABS Group 2 Relief Act Shortfall Amount: For each Underlying ABS Distribution Date, the aggregate amount of Relief Act Shortfalls allocated to the Underlying ABS in ABS Group 2 and not previously reimbursed.

     Affiliate: As to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Trust Agreement and all amendments hereof, including all Exhibits hereto.

     Basis Risk Entitlement Amount: With respect to the Class 1-A Certificates, the Class 1-A Basis Risk Entitlement Amount, with respect to the Class 1A-IO Certificates, the Class 1A-IO Basis Risk Entitlement Amount, with respect to the Class 2-A Certificates, the Class 2-A Basis Risk Entitlement Amount and with respect to the Class 2A-IO Certificates, the Class 2A-IO Basis Risk Entitlement Amount.

     Basis Risk Reserve Fund: The Basis Risk Reserve Fund, created and maintained by the Trustee, pursuant to Section 3.3, shall consist of the Reserve
                                       -----------
Account, the Underlying Class X Certificate and all amounts collected thereon, less any withdrawals from the Reserve Account. Funds deposited in the Reserve Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof. The Basis Risk Reserve Fund will be part of the Trust Fund, but will not be part of the REMIC Trust.

     Beneficial Owner: With respect to a Certificate, the Person who is registered as owner of that Certificate in the books of the Depository for that Certificate or in the books of a Person maintaining an account with such Depository.

     Benefit Plan Affidavit: An affidavit substantially in the form of Exhibit G
                                                                       ---------
hereto.

     Benefit Plan Opinion: An Opinion of Counsel to the effect that a proposed transfer of a Certificate will not (a) cause any of the assets of the Trust to be regarded as "plan assets" for purposes of the Plan Asset Regulations, (b) give rise to any fiduciary duty under ERISA on the part of the Depositor, the Trustee or the Trust's Tax Matters Person, if any, or (c) be treated as, or result in, a "prohibited transaction" under section 406 or section 407 of ERISA or under section 4975 of the Code. The cost of obtaining a Benefit Plan Opinion shall not be borne by the Depositor or the Trustee.

     Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the States of Illinois, New York, Utah or Florida are authorized or obligated by law or executive order to be closed.

     Certificate: Any of the Class 1-A, Class 1A-IO, Class 2-A, Class 2A-IO, Class N or Class R Certificates.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that solely for the purpose of giving any consent or exercising any Voting Rights pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate thereof shall be deemed not to be outstanding or counted in any way.

     Certificate Account: The Certificate Account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section 3.3. Funds deposited in the Certificate Account shall be held in
   -----------
trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

     Certificate Balance: On any date of determination, with respect to any class of Class A Certificates, the initial principal amount, if any, of such Certificate, less the amount, if any, applied to reduce the principal amount thereof, and with respect to any class of Class A-IO Certificates, the notional balance equal to the Certificate Balance of the related class of Class A Certificates.

     Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.3.
                     -----------

     Class 1 Certificates: The Class 1-A Certificates and the Class 1A-IO Certificates.

     Class 1 Trustee Fee Payment: For any Payment Date and only to the extent of amounts in the Certificate Account representing Interest Amounts, an amount equal to the product of (i) 1/12 of the Trustee Fee Rate, and (ii) the aggregate Underlying ABS Balance of the Underlying ABS in ABS Group 1 immediately prior to such Payment Date.

     Class 1-A Basis Risk Entitlement Amount: For any Payment Date, the Class 1-A Basis Risk Shortfall Amount for that Payment Date and all unpaid Class 1-A Basis Risk Shortfall Amounts from previous Payment Dates together with interest thereon at the Class 1-A Formula Rate.

     Class 1-A Basis Risk Shortfall Amount: For any Payment Date, the shortfall of interest distributable to the Class 1-A Certificates as a result of the Class 1-A Formula Rate exceeding the ABS Group 1 Net WAC Rate.

     Class 1-A Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class 1-A Certificates, which shall represent both "regular interests" in the REMIC Trust for purposes of the REMIC Provisions and the right to receive any Class 1-A Basis Risk Entitlement Amount. For purposes of the REMIC Provisions, the latest possible maturity date of the Class 1-A Certificates is the Payment Date in November 2031.

     Class 1-A Formula Rate: For any Payment Date and the Class 1-A Certificates, the lesser of (i) LIBOR plus 0.30% per annum, and (ii) the Class 1-A Maximum Cap Rate.

     Class 1-A Interest Accrual Amount: For any Payment Date and the Class 1-A Certificates, the amount of interest accrued during the related Interest Accrual Period at the Class 1-A Pass-Through Rate on the Class 1-A Principal Balance immediately preceding such Payment

Date calculated on the basis of the actual number of days in the related Interest Accrual Period over a 360-day year.

     Class 1-A Interest Distribution Amount: For any Payment Date and the Class 1-A Certificates, (i) the Class 1-A Interest Accrual Amount, minus (ii) the Class 1-A Relief Act Shortfall Amount in respect of the related Due Period.

     Class 1-A Maximum Cap Rate: For any Payment Date, the weighted average of the maximum mortgage interest rates on the Mortgage Loans in Mortgage Loan Group 1 and Mortgage Loan Group 2 (each as defined in the Pooling and Servicing Agreement) as of the beginning of the month preceding the month of the Payment Date less the sum of the allocable portion of insurance premiums, servicing fees, and amounts applied to achieve overcollateralization for the underlying trust pursuant to clauses eighth and ninth of Sections 6.05(d) and Sections 6.05(e) of the Pooling and Servicing Agreement, adjusted based on the number of days in the related Interest Accrual Period.

     Class 1-A Pass-Through Rate: For the first Interest Accrual Period, 2.20% per annum. For any subsequent Interest Accrual Period, the lesser of (i) the Class 1-A Formula Rate, and (ii) the ABS Group 1 Net WAC Rate.

     Class 1-A Principal Balance: As of any date of determination, $3,523,841,387 as reduced by the sum of all amounts previously distributed to Holders of the Class 1-A Certificates in respect of principal.

     Class 1-A Principal Distribution Amount: For any Payment Date, all distributions of principal received with respect to ABS Group 1.

     Class 1-A Relief Act Accrual Amount: For any Payment Date, the Class 1-A Relief Act Shortfall Amount for that Payment Date and any unpaid Class 1-A Relief Act Shortfall Amounts from prior Payment Dates.

     Class 1-A Relief Act Recovery Amount: For any Payment Date, the ABS Group 1 Relief Act Recoveries multiplied by a fraction (i) the numerator of which is the Class 1-A Relief Act Accrual Amount for that Payment Date, and (ii) the denominator of which is the sum of the Class 1-A Relief Act Accrual Amount and the Class 1A-IO Relief Act Accrual Amount for that Payment Date.

     Class 1-A Relief Act Shortfall Amount: For any Payment Date, and amount to be allocated to reduce interest payable on the Class 1-A Certificates equal to
(i) the ABS Group 1 Relief Act Shortfall Amount, multiplied by (ii) a fraction,
(A) the numerator of which is the Class 1-A Interest Accrual Amount, and (B) the denominator of which is the sum of the Class 1-A Interest Accrual Amount and the Class 1A-IO Interest Accrual Amount.

     Class 1A-IO Adjusted Net WAC Rate: For any Payment Date, the ABS Group 1 Net WAC Rate as reduced by the Class 1-A Pass-Through Rate, but not less than zero.

     Class 1A-IO Basis Risk Entitlement Amount: For any Payment Date, the Class 1A-IO Basis Risk Shortfall Amount for that Payment Date and all unpaid Class 1A-IO Basis Risk

Shortfall Amounts from previous Payment Dates together with interest thereon at the Class 1A-IO Strip Rate.

     Class 1A-IO Basis Risk Shortfall Amount: For any Payment Date, the shortfall of interest distributable to the Class 1A-IO Certificates as a result of the Class 1A-IO Strip Rate exceeding the Class 1A-IO Adjusted Net WAC Rate.

     Class 1A-IO Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class 1A-IO Certificates, which shall represent both "regular interests" in the REMIC Trust for purposes of the REMIC Provisions and the right to receive any Class 1A-IO Basis Risk Entitlement Amount. For purposes of the REMIC Provisions, the latest possible maturity date of the Class 1A-IO Certificates is the Payment Date in November 2031.

     Class 1A-IO Interest Accrual Amount: For any Payment Date and the Class 1A-IO Certificates, the amount of interest accrued during the related Interest Accrual Period at the Class 1A-IO Pass-Through Rate on the Class 1A-IO Notional Balance immediately preceding such Payment Date calculated on the basis of the actual number of days in the related Interest Accrual Period over a 360-day year.

     Class 1A-IO Interest Distribution Amount: For any Payment Date and the Class 1A-IO Certificates, (i) the Class 1A-IO Interest Accrual Amount, minus
(ii) the Class 1A-IO Relief Act Shortfall Amount in respect of the related Due Period.

     Class 1A-IO Notional Balance: For the initial Interest Accrual Period $3,523,841,387, and for any subsequent Interest Accrual Period, the Class 1-A Principal Balance at the close of business on the Payment Date that begins such Interest Accrual Period. The Class 1A-IO Notional Balance does not represent any right to receive principal payments.

     Class 1A-IO Pass-Through Rate: For the first Interest Accrual Period,
0.6794 % per annum. For any subsequent Interest Accrual Period, the lesser of
(i) the Class 1A-IO Strip Rate, and (ii) the Class 1A-IO Adjusted Net WAC Rate.

     Class 1A-IO Relief Act Accrual Amount: For any Payment Date, the Class 1A-IO Relief Act Shortfall Amount for that Payment Date and any unpaid Class 1A-IO Relief Act Shortfall Amounts from prior Payment Dates.

     Class 1A-IO Relief Act Recovery Amount: For any Payment Date, the ABS Group 1 Relief Act Recoveries multiplied by a fraction (i) the numerator of which is the Class 1A-IO Relief Act Accrual Amount for that Payment Date, and (ii) the denominator of which is the sum of the Class 1-A Relief Act Accrual Amount and the Class 1A-IO Relief Act Accrual Amount for that Payment Date.

     Class 1A-IO Relief Act Shortfall Amount: For any Payment Date, an amount to be allocated to reduce interest payable on the Class 1A-IO Certificates equal to
(i) the ABS Group 1 Relief Act Shortfall Amount, multiplied by (ii) a fraction,
(A) the numerator of which is the Class 1A-IO Interest Accrual Amount, and (B) the denominator of which is the sum of the Class 1-A Interest Accrual Amount and the Class 1A-IO Interest Accrual Amount.

     Class 1A-IO Strip Rate: 0.6794% per annum.

     Class 2 Trustee Fee Payment: For any Payment Date and only to the extent of amounts in the Certificate Account representing Interest Amounts, an amount equal to the product of (i) 1/12 of the Trustee Fee Rate and (ii) the aggregate Underlying ABS Balance of the Underlying ABS in ABS Group 2 immediately prior to such date.

     Class 2 Certificates: The Class 2-A Certificates and the Class 2A-IO Certificates.

     Class 2-A Basis Risk Entitlement Amount: For any Payment Date, the Class 2-A Basis Risk Shortfall Amount for that Payment Date and all unpaid Class 2-A Basis Risk Shortfall Amounts from previous Payment Dates together with interest thereon at the Class 2-A Formula Rate.

     Class 2-A Basis Risk Shortfall Amount: For any Payment Date, the shortfall of interest distributable to the Class 2-A Certificates as a result of the Class 2-A Formula Rate exceeding the ABS Group 2 Net WAC Rate.

     Class 2-A Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class 2-A Certificates, which shall represent both "regular interests" in the REMIC Trust for purposes of the REMIC Provisions and the right to receive any Class 2-A Basis Risk Entitlement Amount. For purposes of the REMIC Provisions, the latest possible maturity date of the Class 2-A Certificates is the Payment Date in November 2031.

     Class 2-A Formula Rate: For any Payment Date and the Class 2-A Certificates, the lesser of (i) LIBOR plus 0.30% per annum, and (ii) the Class 2-A Maximum Cap Rate.

     Class 2-A Interest Accrual Amount: For any Payment Date and the Class 2-A Certificates, the amount of interest accrued during the related Interest Accrual Period at the Class 2-A Pass-Through Rate on the Class 2-A Principal Balance immediately preceding such Payment Date calculated on the basis of the actual number of days in the related Interest Accrual Period over a 360-day year.

     Class 2-A Interest Distribution Amount: For any Payment Date and the Class 2-A Certificates, (i) the Class 2-A Interest Accrual Amount minus (ii) the Class 2-A Relief Act Shortfall Amount in respect of the related Due Period.

     Class 2-A Maximum Cap Rate: For any Payment Date, the weighted average of the maximum mortgage interest rates on the Mortgage Loans in Mortgage Loan Group 3, Mortgage Loan Group 4 and Mortgage Loan Group 5 (each as defined in the Pooling and Servicing Agreement) as of the beginning of the month preceding the month of the Payment Date less the sum of the allocable portion of insurance premiums, servicing fees, and amounts applied to achieve overcollateralization for the underlying trust pursuant to clauses eighth and ninth of Sections 6.05(f), (g) and (h) of the Pooling and Servicing Agreement, adjusted based on the number of days in the related Interest Accrual Period.

     Class 2-A Pass-Through Rate: For the first Interest Accrual Period, 2.20% per annum. For any subsequent Interest Accrual Period, the lesser of (i) the Class 1-A Formula Rate, and (ii) the ABS Group 2 Net WAC Rate.

     Class 2-A Principal Balance: As of any date of determination, $2,673,321,752, as reduced by the sum of all amounts previously distributed to Holders of the Class 2-A Certificates in respect of principal.

     Class 2-A Principal Distribution Amount: For any Payment Date, all distributions of principal received with respect to ABS Group 2.

     Class 2-A Relief Act Accrual Amount: For any Payment Date, the Class 2-A Relief Act Shortfall Amount for that Payment Date and any unpaid Class 2-A Relief Act Shortfall Amounts from prior Payment Dates.

     Class 2-A Relief Act Recovery Amount: For any Payment Date, the ABS Group 2 Relief Act Recoveries multiplied by a fraction (i) the numerator of which is the Class 2-A Relief Act Accrual Amount for that Payment Date, and (ii) the denominator of which is the sum of the Class 2-A Relief Act Accrual Amount and the Class 2A-IO Relief Act Accrual Amount for that Payment Date.

     Class 2-A Relief Act Shortfall Amount: For any Payment Date, an amount to be allocated to reduce interest payable on the Class 2-A Certificates equal to
(i) the ABS Group 2 Relief Act Shortfall Amount, multiplied by (ii) a fraction,
(A) the numerator of which is the Class 2-A Interest Accrual Amount, and (B) the denominator of which is the sum of the Class 2-A Interest Accrual Amount and the Class 2A-IO Interest Accrual Amount.

     Class 2A-IO Adjusted Net WAC Rate: For any Payment Date, the ABS Group 2 Net WAC Rate as reduced by the Class 2-A Pass-Through Rate, but not less than zero.

     Class 2A-IO Basis Risk Entitlement Amount: For any Payment Date, the Class 2A-IO Basis Risk Shortfall Amount for that Payment Date and all unpaid Class 2A-IO Basis Risk Shortfall Amounts from previous Payment Dates together with interest thereon at the Class 2A-IO Strip Rate.

     Class 2A-IO Basis Risk Shortfall Amount: For any Payment Date, the shortfall of interest distributable to the Class 2A-IO Certificates as a result of the Class 2A-IO Strip Rate exceeding the Class 2A-IO Adjusted Net WAC Rate.

     Class 2A-IO Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class 2A-IO Certificates, which shall represent both "regular interests" in the REMIC Trust for purposes of the REMIC Provisions and the right to receive any Class 2A-IO Basis Risk Entitlement Amount. For purposes of the REMIC Provisions, the latest possible maturity date of the Class 2A-IO Certificates is the Payment Date in November 2031.

     Class 2A-IO Interest Accrual Amount: For any Payment Date and the Class 2A-IO Certificates, the amount of interest accrued during the related Interest Accrual Period at the Class 2A-IO Pass-Through Rate on the Class 2A-IO Notional Balance immediately preceding such

Payment Date calculated on the basis of the actual number of days in the related Interest Accrual Period over a 360-day year.

     Class 2A-IO Interest Distribution Amount: For any Payment Date and the Class 2A-IO Certificates, (i) the Class 2A-IO Interest Accrual Amount, minus
(ii) the Class 2A-IO Relief Act Shortfall Amount in respect of the related Due Period.

     Class 2A-IO Notional Balance: For the initial Interest Accrual Period $2,673,321,752, and for any subsequent Interest Accrual Period, the Class 2-A Principal Balance at the close of business on the Payment Date that begins such Interest Accrual Period. The Class 2A-IO Notional Balance does not represent any right to receive principal payments.

     Class 2A-IO Pass-Through Rate: For the first Interest Accrual Period, 0.6794% per annum. For any subsequent Interest Accrual Period, the lesser of (i) the Class 2A-IO Strip Rate, and (ii) the Class 2A-IO Adjusted Net WAC Rate.

     Class 2A-IO Relief Act Accrual Amount: For any Payment Date, the Class 2A-IO Relief Act Shortfall Amount for that Payment Date and any unpaid Class 2A-IO Relief Act Shortfall Amounts from prior Payment Dates.

     Class 2A-IO Relief Act Recovery Amount: For any Payment Date, the ABS Group 2 Relief Act Recoveries multiplied by a fraction (i) the numerator of which is the Class 2A-IO Relief Act Accrual Amount for that Payment Date, and (ii) the denominator of which is the sum of the Class 2-A Relief Act Accrual Amount and the Class 2A-IO Relief Act Accrual Amount for that Payment Date.

     Class 2A-IO Relief Act Shortfall Amount: For any Payment Date, an amount to be allocated to reduce interest payable on the Class 2A-IO Certificates equal to
(i) the ABS Group 2 Relief Act Shortfall Amount, multiplied by (ii) a fraction,
(A) the numerator of which is the Class 2A-IO Interest Accrual Amount, and (B) the denominator of which is the sum of the Class 2-A Interest Accrual Amount and the Class 2A-IO Interest Accrual Amount.

     Class 2A-IO Strip Rate: 0.6794 % per annum.

     Class A Certificates: The Class 1-A Certificates and the Class 2-A Certificates.

     Class A-IO Certificates: The Class 1A-IO Certificates and the Class 2A-IO Certificates.

     Class N Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class N Certificates, which shall represent the beneficial interest in a grantor trust. The Class N Certificates shall not have any Certificate Balance or stated interest rate.

     Class R Certificates: The EQCC Asset Backed Certificates, Series 2002-1, Class R Certificates, which shall represent the "residual interest" in the REMIC Trust for purposes of the REMIC Provisions. The Class R Certificates shall not have any Certificate Balance or stated interest rate.

     Clearing Agency: Initially, The Depository Trust Company, the nominee of which is Cede & Co. The Clearing Agency shall at all times constitute a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date: March 27, 2002.

     Code: The Internal Revenue Code of 1986, as amended.

     Corporate Trust Office: With respect to the Trustee, the principal office at which at any particular time the corporate trust business of the Trustee shall be principally administered, which offices at the Closing Date are located at The Bank of New York, 5 Penn Plaza, 16th Floor, New York, New York, 10001,
Attention: Corporate Trust-MBS (Fax: 212-328-7620).

     Depositor: EQCC Asset Backed Corporation, a Delaware corporation, or its successor in interest.

     Disqualified Organization: Either (a) the United States, (b) any state or political subdivision thereof, (c) any foreign government, (d) any international organization, (e) any agency or instrumentality of any of the foregoing, (f) any organization (other than a cooperative described in section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code), (g) any rural telephone or electrical service cooperative described in section 1381(a)(2)(C) of the Code, or (h) an "electing large partnership" within the meaning of Code section 775, or (i) any other entity identified as a disqualified organization by legislation enacted or administrative pronouncement in effect as of the time of the most recent transfer of the Class R Certificates. A corporation will not be treated as an instrumentality of the United States or any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     Due Period: With respect to any Payment Date, the calendar month immediately preceding the calendar month in which such Payment Date occurs.

     Eligible Account: As defined in the Pooling and Servicing Agreement.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Qualifying Underwriting: With respect to the Class 1A-IO and Class 2A-IO Certificates, a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto) ("PTE 2000-58"), or any substantially similar administrative exemption granted by the United States Department of Labor. With respect to the Class N Certificates, a best efforts or firm commitment underwriting or private placement that meets the requirements of PTE 2000-58 or any substantially similar administrative exemption granted by the United States Department of Labor, except for the requirements that such Certificates (i) not be subordinated to the rights and interests of the other Certificates and (ii) have a rating that is one of the three highest generic rating categories.

     FDIC: The Federal Deposit Insurance Corporation or any successor.

     Grantor Trust: That portion of the Trust Fund exclusive of the REMIC Trust which is comprised of the Basis Risk Reserve Fund and the rights of Holders of the Regular Certificates to payments in respect of any related Basis Risk Entitlement Amount.

     Holders: Each Person in whose name a Certificate is registered in the Certificate Register; provided, however, that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor, shall be deemed not be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained; provided that if any such Person owns 100% of the Percentage Interests of a Class, such Person shall be entitled to vote. The Trustee shall not be responsible for knowing that any Certificates are registered in the name of an Affiliate of the Depositor unless one of its Responsible Officers has actual knowledge thereof. For purposes of any consent, waiver, request or demand of Holders pursuant to this Agreement, upon the Trustee's request, the Depositor shall provide to the Trustee a notice identifying any of its respective Affiliates that is a Holder as of the date(s) specified by the Trustee in such request.

     Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest in the Depositor or in an Affiliate of the Depositor, and
(iii) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Interest Accrual Period: With respect to each Payment Date, the period from an including the preceding Payment Date (or March 25, 2002, in the case of the initial Accrual Period) to and including the day prior to the current Payment Date.

     Interest Collections: All amounts received in respect of interest on the Underlying ABS.

     Interest Determination Date: The 2nd Business Day preceding commencement of the Interest Accrual Period.

     LIBOR: With respect to the first Interest Accrual Period, 1.90% per annum. With respect to each Interest Accrual Period after the first Interest Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the "Interest Settlement Rate" for U.S. dollar deposits of one-month maturity set by the British Bankers' Association (the "BBA") as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date. With respect to any Interest Determination Date, if the BBA's Interest Settlement Rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on such date, or if Telerate Page 3750 is not available on such date, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of the rate at which it is offering deposits in United States dollars at approximately 11:00 a.m. London Time on that day to prime banks in the London interbank market for a period equal to the related Interest Accrual Period commencing on the first day of the related Interest Accrual Period. If at least two such quotations are provided, LIBOR will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR will be the arithmetic mean of the rates quoted at approximately 11:00 AM New York City time on that day by major banks in New York City, selected by the Trustee, for loans in United States dollars to leading European banks for a period equal to the related Interest Accrual Period immediately commencing on the first day of such Interest Accrual Period.

     LIBOR Business Day: Any Business Day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

     Moody's: Moody's Investor's Service, Inc., or its successor.

     Mortgage Loans: With respect to any Underlying ABS, the mortgage loans in which such Underlying ABS evidences a beneficial ownership interest.

     Non-U.S. Person: A person that is not a U.S. Person.

     Notice of Final Distribution: Any notice provided by the Underlying Trustee of the final distribution on the Underlying ABS and the Underlying Class X Certificate to be made under the Pooling and Servicing Agreement.

     Notice of Termination: Any of the notices given by the Trustee pursuant to
Section 6.1.
-----------

     NY UCC: The Uniform Commercial Code as in effect in the State of New York.

     Officer's Certificate: A certificate signed by the President or a Vice President or an Assistant Vice President of the Depositor or the Trustee, as required by this Agreement or a related transaction document.

     Opinion of Counsel: A written opinion of counsel delivered hereunder or under any transaction document, reasonably acceptable to the Trustee, and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of any REMIC Trust as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact Independent of the Depositor, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or in an affiliate thereof and (iii) is not connected with the Depositor as an officer, employee, director or person performing similar functions.

     Outstanding Certificates: With respect to the Certificates, as of the date of determination, all Certificates theretofore executed and delivered under this Agreement except:

     (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

     (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a holder in due course.

     Ownership Interest: As to any Certificate or Underlying ABS, any ownership, security interest or "security entitlement" (as defined in Article 8 of the NY
UCC) in such Certificate or Underlying ABS, including any interest in such Certificate or Underlying ABS as the Holder or "entitlement holder" (as defined in Article 8 of the NY UCC) thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Payment Date: The 25th day of each month or, if such 25th day is not a Business Day, the Business Day following such 25th day. The first Payment Date will be April 25, 2002.

     Payment Date Statement: The Payment Date Statement delivered to Certificateholders pursuant to Section 3.6.
                               -----------

     Percentage Interest: With respect to any Class A Certificate, the percentage derived from dividing the initial Certificate Balance of such Certificate by the initial Certificate Balance of the Class A Certificates of the same class; with respect to any Class A-IO Certificate, the percentage derived from dividing the initial notional balance of such Certificate by the initial notional balance of the Class A-IO Certificates of the same class; with respect to any Class N Certificate or Class R Certificate, the undivided percentage ownership interest evidenced by such Certificate, as stated on the face of such Class N Certificate or Class R Certificate, respectively.

     Permitted Instruments: As used herein, Permitted Instruments shall include the following:

          (i) (A) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, and (B) Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations assigned having the highest long-term rating by S&P and Moody's, but excluding any of such securities described in clauses (A) and (B) whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that (A) the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and (B) the short-term and long-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated Prime-1 and "A1" or better, respectively, by Moody's;

          (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings

     Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and "Baa3" by Moody's;

          (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" or better by S&P and Prime-1 by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's;

          (vi) investments in Permitted Instruments on an overnight basis in investment accounts maintained at the Trustee; provided, however, that any such account shall be an Eligible Account; and

          (vii) any other obligation or security acceptable to the Rating Agencies (as certified by a letter from each Rating Agency to the Trustee);

provided, that no instrument described hereunder shall be a Permitted Instrument if it evidences either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further that no instrument shall be a Permitted Instrument unless such instrument is a "permitted instrument" within the meaning of Section 860G(a)(5) of the Code.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: Any employee benefit plan or retirement arrangement subject to ERISA or Section 4975 of the Code, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

     Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R.ss. 2510.3-101.

     Plan Investor: A Plan, a Person acting on behalf of a Plan, or a Person directly or indirectly purchasing a Certificate on behalf of, as a named fiduciary of, as trustee of or with the assets of a Plan.

     Pooling and Servicing Agreement: That certain Pooling and Servicing Agreement pursuant to which such Underlying ABS were issued related to EQCC Asset Backed Certificates, Series 2001-2, dated as of December 1, 2001, among EquiCredit Corporation of America, a

Delaware corporation, as transferor and initial servicer, EQCC Receivables Corporation, a Delaware corporation, as depositor, The Bank of New York, as trustee, Fairbanks Capital Corp., as expected successor servicer and Bank of America, N.A., as the advancing party, as amended by Amendment No. 1 to Pooling and Servicing Agreement, dated as of March 1, 2002, by and among the same parties and as the same may hereafter be further supplemented and amended.

     Principal Collections: All amounts received in respect of principal on the Underlying ABS.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Qualified Institutional Buyer: Any "qualified institutional buyer" as defined in clause (a)(1) of Rule 144A.

     Rating Agency: Collectively, Moody's and S&P and Fitch.

     Record Date: With respect to any Payment Date, the Business Day immediately prior to that Payment Date.

     Reference Banks: Four major banks in the London interbank market selected by the Trustee.

     Regular Certificates: Each of the Certificates other than the Class N or Class R Certificates.

     Regulations: The regulations promulgated under the Code by the Department of Treasury.

     Relief Act Shortfall: With respect to any Due Period and any Mortgage Loan the mortgage interest rate on which has been reduced pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the amount by which (i) the amount of interest that would have accrued on that Mortgage Loan during the due period had the mortgage interest rate not been so reduced, exceeds (ii) the amount of interest actually accrued on that Mortgage Loan during that due period.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificates: The Regular Certificates and the Class R Certificates.

     REMIC Provisions: Provisions of the Code relating to REMICs, which appear at sections 860A through 860G of the Code, related Code provisions, and Regulations (whether in proposed, temporary or final form), announcements and rulings thereunder, as the foregoing may be in effect from time to time.

     REMIC Trust: That portion of the assets of the Trust Fund consisting of the Certificate Account and the Underlying ABS.

     Remittance Report: With respect to any Underlying ABS and any Underlying Distribution Date, the monthly remittance report made available and forwarded to the Holders of such Underlying ABS with respect to such Underlying Distribution Date pursuant to Section 6.07(a) of the Pooling and Servicing Agreement.

     Reserve Account: The Reserve Account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section
                                                                        -------
3.3. Funds deposited in the Reserve Account shall be held in trust for the
---
Certificateholders for the uses and purposes set forth in Article III hereof.

     Residual Transferee Agreement: A certification and agreement required to be executed and delivered by the prospective transferee of a Class R Certificate pursuant to Section 4.4(b) hereof, substantially in the form of Exhibit F
                                                                ---------
hereto.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto) with direct responsibility for the administration of this Agreement, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of such Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary authorized to perform the actions required, including, without limitation, each Person whose name appears on a list of Responsible Officers furnished to the Trustee on the Closing Date, as such list may be amended from time to time.

     Rule 144A: Rule 144A under the Securities Act, as in effect from time to time.

     Rule 144A Investment Agreement: An agreement, in substantially the form of Exhibit E-3 hereto, required to be delivered with respect to a transfer of a
-----------
Class N Certificate or a Class R Certificate.

     Sales Agreement: The agreement, dated as of March 27, 2002, designated as such pursuant to which the Depositor has acquired the Underlying ABS and the Underlying Class X Certificate from EQCC Receivables Corporation.

     S&P: Standard & Poor's Ratings Services or its successors.

     Securities Act: The Securities Act of 1933, as amended.

     Securities Intermediary: The Trustee, as appointed in Section 3.3.
                                                           -----------

     Servicer Default: A Servicer Default under Section 10.01(a) of the Pooling and Servicing Agreement.

     Single Certificate: A Class A Certificate with an initial Certificate Balance of $1,000.

     Special Tax Consent: The written consent of the Holder of the Class R Certificates to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Holder's Class R Certificates.

     Special Tax Opinion: An Opinion of Counsel that a proposed transaction or activity will not (a) affect adversely the status of the REMIC Trust as a REMIC or the Regular Certificates as the regular interests therein, (b) affect the timing or amount of distributions of interest or principal on the Regular Certificates, (c) result in the encumbrance of the Underlying ABS by a tax lien, or (d) result in the imposition of a tax on the REMIC Trust.

     Startup Day: The Startup Day of the REMIC Trust (within the meaning of Code section 860G(a)(9)) is the Closing Date.

     Tax Matters Person: The Person or Persons designated from time to time hereunder to act as tax matters person (within the meaning of the REMIC Provisions) of the REMIC Trust.

     Termination Price: The greater of (i) the outstanding Certificate Balance of the Certificates, together with accrued and unpaid interest thereon plus Basis Risk Shortfall Entitlement Amounts for each of the Class 1-A, Class 2-A, Class 1A-IO and Class 2A-IO Certificates, and (ii) the aggregate fair market value of the Underlying ABS, as determined pursuant to Section 6.1.

     Trust Account: As defined in Section 3.3.

     Trust: The trust created pursuant to this Agreement.

     Trust Fund: As defined in Section 2.1.

     Trustee: The Bank of New York, its successor in interest, or any successor trustee appointed as herein provided.

     Trustee Fee: With respect to any Payment Date, an amount equal to the product of (i) 1/12 of the Trustee Fee Rate and (ii) the aggregate Underlying ABS Balance immediately prior to such Payment Date.

     Trustee Fee Rate: 0.0006% per annum.

     Underlying ABS: Any of the underlying asset backed securities transferred to the Trustee by the Depositor pursuant hereto, designated a "Underlying ABS" and as specified on Exhibit D hereto. The Underlying ABS does not include the
                    ---------
Underlying Class X Certificate.

     Underlying ABS Balance: With respect to any Underlying ABS, on any date of determination, the initial principal amount of such Underlying ABS, less the payment amount applied to reduce the principal amount thereof.

     Underlying ABS Distribution Date: With respect to any Underlying ABS, the date each month on which payments are made to the holders of the Underlying ABS in accordance with the related Pooling and Servicing Agreement. The "Underlying ABS Distribution Date" corresponding to any Payment Date shall be the Underlying ABS Distribution Date that occurs in the same month as such Payment Date.

     Underlying ABS Insurance Policies: The five surety bonds with numbers 51227-N, 51228-N, 51229-N, 51230-N and 51231-N each in the name of the
Underlying Trustee, and which were issued by the Underlying ABS Insurer for the benefit of the holders of the Underlying ABS. Pursuant to each Underlying ABS Insurance Policy, the Underlying ABS Insurer guarantees certain payments on the related class of Underlying ABS.

     Underlying ABS Insurer: Financial Security Assurance, Inc., a New York stock insurance company, or any successor thereof, as issuer of the Underlying ABS Insurance Policies.

     Underlying ABS Owner: The registered holder of any Underlying ABS, or if the registered holder is the Clearing Agency, the beneficial owner of such Underlying ABS, which, following the execution and delivery of this Agreement by the parties hereto, shall be the Trustee for the benefit of the Certificateholders.

     Underlying Class X Certificate: The underlying asset backed security transferred to the Trustee by the Depositor pursuant hereto, designated a "Underlying Class X Certificate" and as specified on Exhibit D hereto.
                                                     ---------

     Underlying Class X Certificate Owner: The registered holder of any Underlying Class X Certificate, which, following the execution of this Agreement by the parties hereto, shall be the Trustee for the benefit of the Certificateholders.

     Underlying Class X Certificate Collection Amount: For any Underlying ABS Distribution Date, the amount collected on the Underlying Class X Certificate.

     Underlying Class X Component Amounts: Each of the Underlying Class X-1 Component Amount, Underlying Class X-2 Component Amount, Underlying Class X-3 Component Amount, Underlying Class X-4 Component Amount, Underlying Class X-5 Component Amount, Underlying Class X-6 Component Amount and Underlying Class X-7 Component Amount.

     Underlying Class X-1 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(d) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(d) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 1, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(d)) of the Pooling and Servicing Agreement), to
(A) the Class A-1 Certificates (as defined in the Pooling and Servicing Agreement), (B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-1 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 1.

     Underlying Class X-2 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(e) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(e) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 2, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(e)) of the Pooling and Servicing Agreement, to (A) the Class A-2 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-2 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 2.

     Underlying Class X-3 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(f) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(f) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 3, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(f)) of the Pooling and Servicing Agreement, to (A) the Class A-3 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-3 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 3.

     Underlying Class X-4 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(g) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(g) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 4, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(g)) of the Pooling and Servicing Agreement, to (A) the Class A-4 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-4 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 4.

     Underlying Class X-5 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(h) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(h) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in

Mortgage Loan Group 5, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(h)) of the Pooling and Servicing Agreement, to (A) the Class A-5 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-5 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 5.

     Underlying Class X-6 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(i) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(i) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 6, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(i)) of the Pooling and Servicing Agreement, to (A) the Class A-6 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-6 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 6.

     Underlying Class X-7 Component Amount: For any Underlying ABS Distribution Date, an amount, which will not be less than zero, equal to (i) the sum of all distributions made pursuant to clauses fifth, sixth, seventh, ninth, and fifteenth of Section 6.05(j) of the Pooling and Servicing Agreement, plus (ii) distributions pursuant to clause thirteenth of Section 6.05(j) of the Pooling and Servicing Agreement as reimbursement for Nonrecoverable Advances (as defined in the Pooling and Servicing Agreement) with respect to Mortgage Loans not in Mortgage Loan Group 7, minus (iii) any amounts distributed pursuant to Section
6.05 (other than Section 6.05(j)) of the Pooling and Servicing Agreement, to (A) the Class A-7 Certificates (as defined in the Pooling and Servicing Agreement),
(B) the Certificate Insurer for reimbursement of Insured Payments (as defined in the Pooling and Servicing Agreement) on the Class A-7 Certificates, or (C) to the Transferor (as defined in the Pooling and Servicing Agreement) as reimbursement for Nonrecoverable Advances with respect to Mortgage Loans in Mortgage Loan Group 7.

     Underlying Servicer Default: The occurrence and continuance of any Servicer Default and as defined in, the Pooling and Servicing Agreement.

     Underlying Trustee: With respect to the Underlying ABS and the Underlying Class X Certificate, the trustee of the trust created pursuant to the Pooling and Servicing Agreement.

     United States Person: (i) A citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes, (iii) a partnership (unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a Person that is not a U.S. Person within the meaning of this paragraph, (iv) an estate the income of which is subject to United States federal income tax regardless of its source, (v) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons), or (vi) a foreign person who would be subject to United States federal income taxation on a net basis on income derived from the Class R Certificates.

     Voting Interest: 97% to the Class A Certificates, to be allocated between the Class 1-A Certificates and the Class 2-A Certificates in proportion to their outstanding Certificate Balances, 1% to the Class A-IO Certificates, to be allocated between the Class 1A-IO Certificates and the Class 2A-IO Certificates in proportion to their then-current notional balances, 1% to the Class N Certificates and 1% to the Class R Certificates, allocated in each case among the Certificates of such class in proportion to their respective Percentage Interests.

                                   ARTICLE II
              CONVEYANCE OF THE TRUST ASSETS; ORIGINAL ISSUANCE OF
                                  CERTIFICATES

     SECTION 2.1 Conveyance of the Trust Assets.
                 ------------------------------

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the following to be collectively known herein as the Trust Fund:

          (i) The Underlying ABS and the Underlying Class X Certificate, and all distributions and payments thereon and proceeds of the conversion, voluntary and involuntary, of the foregoing, including, without limitation, all rights to receive all principal and interest payments due on the Underlying ABS and the Underlying Class X Certificate after the ABS Cut-off Date;

          (ii) all funds, whether in the form of cash, instruments, securities or other property, on deposit or held by the Trustee from time to time in the Reserve Account and the Certificate Account; and

          (iii) any and all rights, privileges and benefits accruing to the Depositor under the Sales Agreement with respect to the Underlying ABS and the Underlying Class X Certificate, including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such Sales Agreement; and

          (iv) proceeds of the foregoing (including, without limitation, cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks deposit accounts, rights to payment of any and every kinds, and other forms of obligations and receivable which at any time constitute all or part of are included in the proceeds of any of the foregoing).

     (b) In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Trustee each of the following documents or instruments relating to each Underlying ABS or Underlying Class X Certificate:

          (i) if the registered owner of such Underlying ABS or Underlying Class X Certificate is the Clearing Agency, written evidence of the transfer of the Ownership Interest in such Underlying ABS on the books and records of the Clearing Agency, any Clearing Agency Participant or any "securities intermediary" (as defined in Article 8 of the NY UCC) to the account of the Trustee or its nominee (which nominee shall not be the Depositor or any affiliate of the Depositor); otherwise, a duly issued and authenticated Underlying ABS or Underlying Class X Certificate endorsed to "The Bank of New York, as trustee under the Trust Agreement, dated as of March 27, 2002, for the EQCC Asset Backed Certificates, Series 2002-1" together with such documents as shall be necessary to cause registration of transfer of such certificate to be made and to obtain a duly issued and authenticated Underlying ABS or Underlying Class X Certificate in such name;

          (ii) a copy of the Pooling and Servicing Agreement; and

          (iii) copies of the most recent Distribution Date Statements delivered to the related Underlying ABS Owner or the Underlying Class X Certificate Owner.

     (c) The Trustee hereby acknowledges the receipt by it of the Underlying ABS, the Underlying Class X Certificate and the other documents and instruments referenced above, and declares that it holds and will hold such Underlying ABS, the Underlying Class X Certificate and such other documents and instruments, and that it holds and will hold all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

     The transfer of the Underlying ABS and the Underlying Class X Certificate and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except as provided in Sections 2.3 and 6.1 hereof,
                                                    ------------     ----
the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying ABS or any other asset constituting the Trust Fund or permit the Underlying ABS or the Underlying Class X Certificate or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

     Promptly after the Closing Date, with respect to each Underlying ABS and Underlying Class X Certificate the registered owner of which is not the Depository, the Trustee shall cause registration of transfer of such Underlying ABS or Underlying Class X Certificate to be made and shall obtain, in exchange for the documents and instruments specified in Section 2.1(b)(i), a duly issued
                                               -----------------
and authenticated Underlying ABS or Underlying Class X Certificate registered in the name specified in Section 2.1 in respect of such Underlying ABS or
                      -----------
Underlying Class X Certificate.

     (d) It is intended that the conveyance of the Underlying ABS and the Underlying Class X Certificate by the Depositor to the Trustee as provided in this Section be, and be construed as, an absolute sale of the Underlying ABS and the Underlying Class X Certificate by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the Underlying ABS and the Underlying Class X Certificate by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying ABS and the Underlying Class X Certificate are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying ABS and the Underlying Class X Certificate then it is intended that:

          (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the NY UCC and the Uniform Commercial Code of any applicable jurisdiction;

          (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Trust Fund and all amounts payable to the Holders of the Underlying ABS or Underlying Class X Certificate after the Closing Date in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account and the Reserve Account, whether in the form of cash, instruments, securities, investment property or other property;

          (iii) the possession by the Trustee or its agent of Underlying ABS or the Underlying Class X Certificate that constitute Certificated Securities and such other items of property as constitute instruments, money, negotiable documents or chattel paper, if any, shall be deemed to be "possession by the secured party" and "control by the secured party" for purposes of perfecting the security interest pursuant to the NY UCC and the Uniform Commercial Code of any applicable jurisdiction, and any agreement by a securities intermediary that it will honor instructions from the Indenture Trustee with respect to the Underlying ABS without further consent of the Depositor shall be deemed to be "control by the secured party" for purposes of perfecting the security interest pursuant to the NY UCC and the Uniform Commercial Code of any applicable jurisdiction;

          (iv) the Certificate Account and the Reserve Account shall be deemed to be Securities Accounts (as defined in Section 3.3) and the provisions of
     Section 3.3 hereof shall be deemed effective to constitute Control by the Securities Intermediary (as defined in Section 3.3) for purposes of perfecting the security interest pursuant to the NY UCC and the Uniform Commercial Code of any applicable jurisdiction in the Security Entitlements in the Financial Assets credited from time to time to such Securities Accounts; and

          (v) notifications to persons holding such property, and acknowledgments from persons holding such property that they hold such property for the Trustee's benefit, shall be deemed notifications to, and acknowledgments from, bailees, or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under Section 9-313(c) of the NY UCC and the Uniform Commercial Code of any applicable jurisdiction.

     Capitalized terms used but not defined in this Section 2.1(d) shall have the meanings assigned to such terms in the NY UCC.

     (e) The Depositor and the Trustee, at the Depositor's direction, to the extent consistent with this Agreement, shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying ABS, the Underlying Class X Certificate and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Trustee agrees that it will maintain physical possession of the Underlying ABS or Underlying Class X Certificate that constitute Certificated Securities in the State of New York.

     SECTION 2.2 Issuance of Certificates Evidencing Interests in the Trust
                 ----------------------------------------------------------
                 Fund.
                 ----

     The Trustee has executed and caused to be authenticated and delivered to, or upon the written order of, the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

     SECTION 2.3 Representations, Warranties and Covenants of the Depositor with
                 ---------------------------------------------------------------
                 Respect to the Underlying ABS and the Underlying Class X
                 --------------------------------------------------------
                 Certificate.
                 -----------

     The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders, as of the Closing Date, that immediately prior to the assignment of the Underlying ABS and the Underlying Class X Certificate to the Trustee, the Depositor had good title to, and was the sole owner of each Underlying ABS and the Underlying Class X Certificate free and clear of any pledge, lien, encumbrance or security interest, and has the full right to sell each Underlying ABS and the Underlying Class X Certificate to the Trustee.

     The Depositor further represents and warrants to the Trustee for the benefit of the Certificateholders, as of the Closing Date, that since the original issuance of each Underlying ABS or the Underlying Class X Certificates that (a) no default or event of default under the Pooling and Servicing Agreement has occurred, (b) the Pooling and Servicing Agreement has not been amended (other than Amendment No. 1 to Pooling and Servicing Agreement, dated as of March 1, 2002) and (c) each such Underlying ABS and the Underlying Class X Certificate has qualified since its issuance as a regular interest in a REMIC and no event has occurred that would cause any of the Underlying ABS to fail to qualify as a REMIC regular interest for federal income tax purposes.

     It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the Underlying ABS and the
              -----------
Underlying Class X Certificate to the Trustee.

     Upon discovery by either the Depositor or the Trustee of a breach of any representation or warranty set forth in this Section 2.3 which materially and adversely affects the interests of the Certificateholders in any Underlying ABS or the Underlying Class X Certificate, the party discovering such breach shall give prompt written notice to the other party and, after providing or receiving such notice, the Trustee will take such action, if any, as directed by the Holders pursuant to Section 9.3.

                                  ARTICLE III
            ADMINISTRATION OF THE TRUST FUND; PAYMENTS AND REPORTS TO
                               CERTIFICATEHOLDERS

     SECTION 3.1 Administration of the Trust Fund.
                 --------------------------------

     If at any time the Trustee, as an Underlying ABS Owner or an Underlying Class X Certificate Owner, is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of the related Pooling and Servicing Agreement or if an Underlying Servicer Default occurs under the related Pooling and Servicing Agreement, the Trustee, in its capacity as an Underlying ABS Owner or an Underlying Class X Certificate Owner, may take such action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto and only in accordance with the written directions of Holders of Certificates entitled to at least 51% of the Voting Rights. The Trustee shall promptly notify all of the Certificateholders in writing of any such request.

     SECTION 3.2 Collection of Monies.
                 --------------------

     (a) In connection with its receipt of any distribution on an Underlying ABS or Underlying Class X Certificate on any Distribution Date, the Trustee shall review the related Distribution Date Statement and shall confirm that the information contained therein is arithmetically consistent; provided, however, that the Trustee shall have no obligation to recompute, recalculate or verify any underlying information from which the information in the Distribution Date Statement is derived. If the Trustee shall not have received a distribution on any Underlying ABS or Underlying Class X Certificate by the close of business on the date on which such distribution was to be received by the Trustee, the Trustee shall notify the Underlying Trustee, and (i) if such distribution shall not have been received by the Trustee one Business Day following such notice or
(ii) a Responsible Officer of the Trustee shall gain actual knowledge of any Underlying Servicer Default under any Pooling and Servicing Agreement, the Trustee shall promptly notify the Certificateholders in writing and such parties shall proceed in accordance with the terms and conditions of Section 3.1.
                                                             ------------

     (b) Except as otherwise provided in Section 6.1, upon its receipt of a
                                         -----------
Notice of Final Distribution, the Trustee shall present and surrender the Underlying ABS or Underlying Class X Certificate to which such notice applies for final payment thereon in accordance with the terms and conditions of the Pooling and Servicing Agreement and such Notice of Final Distribution. The Trustee shall promptly deposit (i) in the Certificate Account the final distribution received upon presentation and surrender of any Underlying ABS,
(ii) in the Basis Risk Reserve Fund the
final distribution received upon presentation and surrender on any Underlying Class X Certificate.

     SECTION 3.3 Establishment of Accounts.
                 -------------------------

     (a) Certificate Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more non-interest bearing accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account maintained in the name of the Trustee, entitled "Certificate Account, in trust for the Holders of EQCC Asset Backed Certificates, Series 2002-1 Certificates" held in trust by the Trustee for the benefit of the Certificateholders.

     (b) Basis Risk Reserve Fund. The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more non-interest bearing accounts (collectively, the "Reserve Account"), each of which shall be an Eligible Account maintained in the name of the Trustee, entitled "Basis Risk Reserve Fund, in trust for the registered holders of EQCC Asset Backed Certificates, Series 2002-1 Certificates" held by the Trustee for the benefit of the Certificateholders. The Trustee shall hold the Underlying Class X Certificate as an asset in the Basis Risk Reserve Fund and any collections received on the Underlying Class X Certificate shall be deposited in the Reserve Account. The Class N Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes. Upon termination of the Trust Fund, any amounts remaining in the Reserve Account and the Underlying Class X Certificate will be distributed to the Holders of the Class N Certificates. The Basis Risk Reserve Fund will be an asset of the Trust Fund, but will not be an asset of the REMIC Trust.

     (c) Securities Intermediary. The Trustee will be the Securities Intermediary with respect to the Certificate Account and the Reserve Account (individually, a "Trust Account," and collectively, the "Trust Accounts"). The Security Entitlements and all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the Trustee for the benefit of the Certificateholders. Upon the termination of the Trust, the Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Certificates or interests therein, the Certificateholders shall be deemed to have appointed the Trustee as Securities Intermediary. Trustee hereby accepts such appointment as Securities Intermediary.

          (i) With respect to any portion of the Trust Fund that is credited to the Trust Accounts, the Securities Intermediary agrees that:

               (A) with respect to any portion of the Trust Fund that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

               (B) the sole assets permitted in the Trust Accounts shall be those that the Securities Intermediary agrees to treat as Financial Assets;

               (C) any portion of the Trust Fund that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trustee with respect thereto over which the Securities Intermediary or such other institution has Control; and

               (D) it will use reasonable efforts to promptly notify the Trustee and the Depositor if any other Person claims that it has a property interest in a Financial Asset in either Trust Account and that it is a violation of that Person's rights for anyone else to hold, transfer or deal with such Financial Asset.

          (ii) The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) any portion of the Trust Fund in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor.

          (iii) If at any time the Securities Intermediary shall receive an Entitlement Order from the Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor or any other Person. If at any time the Trustee notifies the Securities Intermediary in writing that the Trust has been terminated in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Depositor directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Trustee or any other Person.

          (iv) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Trustee in the case of the Trust Accounts (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and (ii) the face amount of any checks which have been credited to any Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          (v) There are no other agreements entered into between the Securities Intermediary in such capacity and the Securities Intermediary agrees that it will not enter into any agreement with, the Depositor or any other Person with respect to any Trust Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

          (vi) The rights and powers granted herein to the Trustee have been granted in order to perfect its interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Trustee in the Trust Accounts and in such Security Entitlements has been terminated pursuant to the terms of this Agreement and the Trustee has notified the Securities Intermediary of such termination in writing.

          (vii) Notwithstanding the foregoing, the Trustee shall have the power to make withdrawals and distributions from the Trust Accounts for the purpose of permitting Trustee to carry out its respective duties hereunder or permitting the Trustee to carry out its duties hereunder.

     (d) Investment. Funds on deposit in the Certificate Account and Reserve Account may be invested, and if invested shall be invested in Permitted Instruments at the direction of the Depositor. Amounts in the Certificate Account and the Reserve Account shall be invested in Permitted Instruments that mature not later than the immediately succeeding Payment Date. The Trustee shall have no obligation to invest and reinvest any cash held in the Certificate Account or Reserve Account in the absence of timely and specific written direction. All such investments shall be made in the name of the Trustee in the manner provided herein.

     (e) Losses. It is understood and agreed that the Trustee shall not be liable for any loss arising from an investment in Permitted Instruments made in accordance with this Section (other than with respect to Permitted Instruments as to which it is the issuer). The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.

     (f) Definitions; Choice of Law. Capitalized terms used in this Section 3.3 and not defined herein shall have the meanings assigned to such terms in the NY UCC, as currently in effect. For purposes of Section 8-110(e) of the NY UCC, the "securities intermediary's jurisdiction" shall be the State of New York.

     (g) Limitation on Liability; Indemnification. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Trustee or the Certificateholders which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Trust Fund shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out it duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement.

     SECTION 3.4 Deposits and Collections with Respect to the Accounts.
                 -----------------------------------------------------

     (a) The Certificate Account.

          (i) The Trustee shall cause the following payments and collections in respect of the Underlying ABS to be deposited directly into the Certificate
     Account:

               (A) all distributions (including, without limitation, amounts in respect of the Underlying ABS Insurance Policy) received on the Underlying ABS subsequent to the Closing Date;

               (B) any amounts received in connection with the sale of the Underlying ABS pursuant to Section 6.1; and
                                     -----------

               (C) any other amounts specifically required to be deposited in the Certificate Account hereunder.

          (ii) The Trustee shall withdraw funds from the Certificate Account for the following purposes:

               (A) to make payments in the amounts and in the manner provided for in Section 3.5; and
                 -----------

               (B) to clear and terminate the Certificate Account upon the termination of this Agreement.

          (iii) On each Payment Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in Sections 3.4 and
                                                            ------------
     3.5.
     ---

     (b) Basis Risk Reserve Fund. On each Payment Date, the Trustee shall, to the extent of the Underlying Class X Certificate Collection Amount, withdraw all amounts on deposit in the Reserve Account to make payments in the amounts and in the manner provided for in Section 3.5 and to clear and terminate the Reserve
                           -----------
Account upon the termination of this Agreement.

     SECTION 3.5 Payments.
                 --------

     (a) On each Payment Date, the Trustee shall withdraw funds from the Certificate Account and apply such funds as follows.

          (i) to the extent funds in the Certificate Account constitute ABS Group 1 Available Funds:

               (A) To pay itself the Class 1 Trustee Fee Payment to the extent of amounts in the Certificate Account representing Interest Collections received from the Underlying ABS in ABS Group 1;

               (B) To pay concurrently (1) to the Class 1-A Certificates, the Class 1-A Interest Distribution Amount, and (2) to the Class 1A-IO Certificates, the Class 1A-IO Interest Distribution Amount, but, in each case, to the extent of amounts in the Certificate Account representing Interest Collections received from the Underlying ABS in ABS Group 1; and

               (C) To pay to the Class 1-A Certificates, the Class 1-A Principal Distribution Amount to the extent amounts in the Certificate Account represent Principal Collections received from the Underlying ABS in ABS Group 1;

               (D) To pay concurrently (1) to the Class 1-A Certificates, the Class 1-A Relief Act Carryover Amount, and (2) to the Class 1A-IO Certificates, the Class 1A-IO Relief Act Carryover Amount, but, in each case, only to the extent of amounts in the Certificate Account representing ABS Group 1 Relief Act Recoveries.

          (ii) to the extent funds in the Certificate Account constitute ABS Group 2 Available Funds:

               (A) To pay itself the Class 2 Trustee Fee Payment to the extent of amounts in the Certificate Account representing Interest Collections received from the Underlying ABS in ABS Group 2;

               (B) To pay concurrently (1) to the Class 2-A Certificates, the Class 2-A Interest Distribution Amount, and (2) to the Class 2A-IO Certificates, the Class 2A-IO Interest Distribution Amount, but, in each case, to the extent of amounts in the Certificate Account representing Interest Collections received from the Underlying ABS in ABS Group 2;

               (C) To pay to the Class 2-A Certificates, the Class 2-A Principal Distribution Amount, to the extent amounts in the Certificate Account represent Principal Collections received from the Underlying ABS in ABS Group 2;

               (D) To pay concurrently (1) to the Class 2-A Certificates, the Class 2-A Relief Act Carryover Amount, and (2) to the Class 2A-IO Certificates, the Class 2A-IO Relief Act Carryover Amount, but, in each case, only to the extent of amounts in the Certificate Account representing ABS Group 2 Relief Act Recoveries; and

          (iii) To pay to the Holders of the Class R Certificates any funds remaining in the Certificate Account, if any.

     (b) On each Payment Date, the Trustee shall withdraw funds from the Basis Risk Reserve Fund and apply such funds as follows:

          (i) to the extent of funds in the Basis Risk Reserve Fund constituting ABS Group 1 Basis Risk Reserve Amounts, to pay pro rata based on their respective Basis Risk Entitlement Amounts, (A) to the Class 1-A Certificates, the Class 1-A Basis Risk Entitlement Amount, and (B) to the Class 1A-IO Certificates, the Class 1A-IO Basis Risk Entitlement Amount;

          (ii) to the extent of funds in the Basis Risk Reserve Fund constituting ABS Group 2 Basis Risk Reserve Amounts, to pay pro rata based on their respective Basis Risk Entitlement Amounts, (A) to the Class 2-A Certificates, the Class 2-A Basis Risk Entitlement Amount, and (B) to the Class 2A-IO Certificates, the Class 2A-IO Basis Risk Entitlement Amount;

          (iii) to pay to the Class N Certificates, any funds remaining in the Basis Risk Reserve Fund, after payment of the amounts, if any, required to be paid pursuant to clauses (i) and (ii) above.

     (c) All payments made with respect to any class of the Certificates on any Payment Date shall be allocated pro rata among the Outstanding Certificates of such class based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Class A Certificates with an initial Certificate Balance of not less than $1,000,000 or, in the case of the Class A-IO, Class N and Class R Certificates, a 10% Percentage Interest, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

     (d) For all purposes hereunder, interest shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

     SECTION 3.6 Statements to Certificateholders.
                 --------------------------------

     On each Payment Date, the Trustee shall prepare, and telecopy to each Rating Agency and the Depositor, with a hard copy to be delivered on the next Business Day, a statement (a "Payment Date Statement"), together with a copy of the related Remittance Report stating:

          (i) the ABS Group 1 Available Funds and the ABS Group 2 Available Funds for such Payment Date and the breakdown of such funds between Principal Collections and Interest Collections;

          (ii) with respect to such Payment Date, the aggregate amount paid to the Holders of each class of Certificates on such Payment Date (separately specifying the amount of interest and principal with respect to the Class A Certificates);

          (iii) the aggregate Certificate Balance of the Class 1-A Certificates after giving effect to payments of principal in respect of the Certificates on such Payment Date;

          (iv) the aggregate Certificate Balance of the Class 2-A Certificates after giving effect to payments of principal in respect of the Certificates on such Payment Date;

          (v) the aggregate notional balance of each Class of the class A-IO Certificates after giving effect to payments in respect of the Certificates on such Payment Date;

          (vi) the aggregate principal balance of the Underlying ABS as of the corresponding Underlying Distribution Date, both before and after giving effect to any payments thereon on such Underlying Distribution Date;

          (vii) the amount of the Trustee Fee for such Distribution Date, separately identifying the Class 1 Trustee Fee Payment and the Class 2 Trustee Fee Payment;

          (viii) the ABS Group 1 Relief Act Shortfall Amount and the ABS Group 2 Relief Act Shortfall Amount;

          (ix) the Class 1-A Relief Act Shortfall Amount, the Class 2-A Relief Act Shortfall Amount, the Class 1A-IO Relief Act Shortfall Amount and the Class 2A-IO Relief Act Shortfall Amount;

          (x) the Class 1-A Relief Act Recovery Amount, the Class 2-A Relief Act Recovery Amount, the Class 1A-IO Relief Act Recovery Amount and the 2A-IO Relief Act Recovery Amount;

          (xi) immediately before and after that Payment Date, the Class 1-A Relief Act Accrual Amount, the Class 2-A Relief Act Accrual Amount, the Class 1A-IO Relief Act Accrual Amount, and the Class 2A-IO Relief Act Accrual Amount;

          (xii) the Class 1-A Basis Risk Shortfall Amount, the Class 1A-IO Basis Risk Shortfall Amount, the Class 2-A Basis Risk Shortfall Amount, and the Class 2A-IO Basis Risk Shortfall Amount;

          (xiii) the Class 1-A Basis Risk Entitlement Amount, the Class 1A-IO Basis Risk Entitlement Amount, the Class 2-A Basis Risk Entitlement Amount, and the Class 2A-IO Basis Risk Entitlement Amount and amounts paid to each such class; and the ABS Group 1 Basis Risk Reserve Amount and ABS Group 2 Basis Risk Reserve Amount; and

          (xiv) with respect to such Payment Date, the amounts collected on the Underlying Class X Certificate, separately identifying the Underlying Class X-1 Component Amount, the Underlying Class X-2 Component Amount, the Underlying Class X-3 Component Amount, the Underlying Class X-4 Component Amount, and the Underlying Class X-5 Component Amount.

     In the case of the information furnished pursuant to clause (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate with respect to the Class A Certificates.

     The Trustee will make the Payment Date Statement available on each Payment Date to Certificateholders and the Rating Agencies via the Trustee's internet website at "www.mbsreporting.com." Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (212) 328-7565 and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or accessible to the parties entitled to receive them, and the Trustee shall provide timely and adequate notification to all such parties regarding any such changes.

     In addition, the Trustee promptly will furnish to Certificateholders and the Depositor copies of any notices, statements, reports or other communications (other than the Remittance Reports for each Underlying Distribution Date) received by the Trustee as the holder of the Underlying ABS or the Underlying Class X Certificate. Trustee shall request the Underlying Trustee to send to the Trustee the related Remittance Report.

     On or before March 31st of each calendar year, beginning with calendar year 2003, the Trustee shall prepare, or cause to be prepared, and deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and Regulations.

                                   ARTICLE IV
                                THE CERTIFICATES

     SECTION 4.1 The Certificates.
                 ----------------

     The Class 1-A Certificates will be issued with an initial Certificate Balance equal to $3,523,841,387 and will be substantially in the form annexed hereto as Exhibit A-1. The Class 2-A Certificates will be issued with an initial Certificate Balance equal to $2,673,321,752 and will be substantially in the form annexed hereto as Exhibit A-2. The Class IA-IO Certificates will be issued with an initial notional balance equal to $3,523,841,387 and will be substantially in the forms annexed hereto as Exhibit A-3. The Class 2A-IO will be issued with an initial notional balance equal to $2,673,321,752 and will be substantially in the form annexed hereto as

Exhibit A-4. The Class N Certificates and will be substantially in the form annexed hereto as Exhibit A-5 and the Class R Certificates will be substantially in the forms annexed hereto as Exhibit A-6. The Certificates are issuable in registered form only. The Class A Certificates will be issuable in Percentage Interests equivalent to initial Certificate Balances of not less than $100,000 and integral multiples of $1.00 in excess thereof. The Class A-IO Certificates will be issuable in Percentage Interests equivalent to initial notional balances of not less than $100,000 and integral multiples of $1.00 in excess thereof. The Class N Certificates and Class R Certificates are issuable in Percentage Interests of 10% and integral multiples of 1% in excess thereof.

     The Certificates shall, on original issue, be executed and authenticated by the Trustee, not in its individual capacity but solely as Trustee, and delivered by the Trustee to or upon the written order of the Depositor. The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual signatures of individuals who were at any time the Responsible Officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their authentication.

     SECTION 4.2 Regular Certificates.
                 --------------------

     (a) The Regular Certificates will be represented initially by one or more Certificates registered in the name of Cede & Co., as nominee of the Clearing Agency. The Depositor and the Trustee may for all intents and purposes (including the making of payments on the Regular Certificates) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Regular Certificates for as long as those Certificates are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Regular Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Regular Certificates shall not be entitled to Certificates for the Regular Certificates as to which they are the Beneficial Owners, except as provided in subsection (c) below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Depositor and the Trustee, a Regular Certificate may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Regular Certificate for the account of the respective Clearing Agency Participants and Beneficial Owners.

     (b) Neither the Depositor nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Regular Certificates held by the Clearing Agency, for monitoring or restricting any transfer of beneficial ownership in a Regular Certificate or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

     (c) The Regular Certificates will be issued in fully-registered, certificated form to Beneficial Owners of Regular Certificates or their nominees, rather than to the Clearing Agency or its nominee, only if (1) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Regular Certificates and the Depositor is unable to locate a qualified successor within 30 days or (2) the Depositor elects to terminate the book-entry system operating through the Clearing Agency. Upon the occurrence of either such event, the Trustee shall notify the Clearing Agency, which in turn will notify all Beneficial Owners of Regular Certificates through Clearing Agency Participants, of the availability of certificated Certificates. Upon surrender by the Clearing Agency of the Certificates representing the Regular Certificates and receipt of instructions for re-registration, the Trustee will reissue the Regular Certificates as certificated Certificates to the Beneficial Owners identified in writing by the Clearing Agency. Such certificated Certificates shall not constitute Regular Certificates. All reasonable costs associated with the preparation and delivery of certificated Certificates shall be borne by the Depositor.

     SECTION 4.3 Registration of Transfer and Exchange of Certificates.
                 -----------------------------------------------------

     The Trustee shall cause to be kept at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     If a Person other than the Trustee is appointed by the Trustee as Certificate Registrar, such Person will give the Trustee prompt written notice of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to inspect the Certificate Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a Certificate executed on behalf of the Certificate Registrar by an Officer thereof as to the names and addresses of the Holders of the Certificates and the principal amounts and numbers of such Certificates.

     Subject to Section 4.4 below, upon surrender for registration of transfer
                -----------
of any Certificate at the Corporate Trust Office of the Trustee or at any other office or agency of the Trustee maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

     At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with the same and authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     The Trustee will (or will cause the Certificates Registrar to) provide notice to the Trustee of each transfer of a Certificate, and will provide the Trustee with an updated copy of the Certificate Register on January 1 and July 1 of each year.

     SECTION 4.4 Restrictions on Transfer.
                 ------------------------

     (a) Securities Law Compliance.

          (i) Restricted Transfers other than pursuant to Rule 144A. Except as
              -----------------------------------------------------
     provided in Section 4.4(a)(ii), no transfer, sale, pledge or other disposition of a Class N or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or is made in accordance with said Securities Act and laws. In the event that a transfer of a Class N or Class R Certificate is to be made under this Section 4.4(a)(i), either
     (A) the Trustee shall be furnished an Opinion of Counsel acceptable to, and in form and substance satisfactory to, the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act or that such transfer is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor, or (B) the transferee shall execute a representation letter, substantially in the form of Exhibit E-1 hereto, and the transferor shall execute a
                    -----------
     representation letter, substantially in the form of Exhibit E-2 hereto,
                                                         -----------
     certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee or the Depositor, provided that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (ii) Rule 144A Transfers. Transfers of Class N and Class R
               -------------------
     Certificates may be made in accordance with this Section 4.4(a)(ii) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit E-3 attached hereto, which investment letter shall not be an expense of the Trustee or the Depositor, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule

     144A. Such transfers shall be deemed to have complied with the requirements of Section 4.4(a)(i) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.4(a)(ii) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

     (b) ERISA Compliance.

          (i) Class 1A-IO and Class 2A-IO Certificates. No transfer of all or
              ----------------------------------------
     any portion of the Class 1A-IO or Class 2A-IO Certificates may be made to a Plan Investor, unless such Class A-IO Certificate has been the subject of an ERISA Qualifying Underwriting and such Certificate is rated in one of the four highest generic rating categories at the time of such transfer. Each purchaser of such Certificate will be deemed to have represented to the Trustee, by virtue of its acquisition of such Certificate, either that
     (i) it is not a Plan Investor or (ii) (A) it is a Plan Investor, (B) the Class A-IO Certificate has been the subject of an ERISA Qualifying Underwriting and (C) the Class A-IO Certificate is rated in one of the four highest generic rating categories at the time of purchase.

          (ii) Class N or Class R Certificates. No transfer of all or any
               -------------------------------
     portion of a Class N or Class R Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly completed and executed Benefit Plan Affidavit substantially in the form attached hereto as Exhibit G, together with a Benefit Plan Opinion if required in
               ---------
     order to comply with such affidavit. Notwithstanding anything else to the contrary herein, any purported transfer of such a Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     (c) Class R Certificates. No Class R Certificate may be transferred to a Disqualified Organization. The Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) and will not consent to any proposed transfer or sale of a Class R Certificate (1) to any investor that it knows is a Disqualified Organization or (2) if the transfer involves less than an entire interest in a Class R Certificate, unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Trustee with an Opinion of Counsel obtained at its own expense to the effect that the transfer will not jeopardize the REMIC status of the REMIC Trust. The Trustee shall not register any transfer of a Class R Certificate including any beneficial interest therein unless the Trustee shall have received from the proposed transferee of (x) a Residual Transferee Agreement, (y) a Benefit Plan Affidavit, and (z) either (A) if the transferee is a non-United States Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit F-1 to Exhibit F hereto and a
                                   -----------    ---------
certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2), or (B) if the transferee is a U.S. Person, an affidavit in substantially the form attached as Exhibit F-2 to Exhibit F hereto. In addition, the transfer
                 -----------    ---------
shall be subject to the additional restrictions set forth in Section 4.4(a) and
                                                             --------------
Section 4.4(b) above. Notwithstanding the foregoing, no Opinion of Counsel shall
-------------
be required in connection with the initial transfer of the Class R Certificates or their transfer by a broker or dealer, if such broker or dealer was the initial transferee. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize a transfer of a Class R Certificate, but only to the extent necessary to avoid a risk of disqualification of the REMIC Trust as a REMIC or the imposition of a tax upon the REMIC Trust. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     If a tax or a reporting cost is borne by the REMIC Trust as a result of the transfer of a Class R Certificate or any beneficial interest therein in violation of the restrictions set forth in this Section, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Trustee shall pay such tax or cost or may pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the REMIC Trust or the other Holders of any of the Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost. In the event that a Class R Certificate is transferred to a Disqualified Organization, the Trustee shall make, or cause to be made, available the information necessary for the computation of the excise tax imposed under section 860E(e) of the Code.

     SECTION 4.5 Mutilated, Destroyed, Lost or Stolen Certificates.
                 -------------------------------------------------

     If (i) any mutilated Certificates is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificates, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificates has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificates, a new Certificates of the same Percentage Interest. Upon the issuance of any new Certificates under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificates issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificates shall be found at any time.

     SECTION 4.6 Persons Deemed Owners.
                 ---------------------

     Prior to due presentation of a Certificates for registration of transfer, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificates is registered as the owner of such Certificates for the purpose of receiving payments pursuant to Section 3.5 and for all other
                                              -----------
purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 4.3.
-----------

                                    ARTICLE V
                                   THE TRUSTEE

     SECTION 5.1 Duties of Trustee.
                 -----------------

     The Trustee prior to a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred and has not been cured or waived under the Pooling and Servicing Agreement, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, using the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the related Certificateholders.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the related Voting Rights, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund or any REMIC Trust or (D) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     SECTION 5.2 Certain Matters Affecting the Trustee.
                 -------------------------------------

     (a) Except as otherwise provided in Section 5.1 hereof:
                                         -----------

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, to exercise such of the rights and powers vested in it by this Agreement, and upon the occurrence of a Servicer Default under the Pooling and Servicing Agreement which has not been cured or waived, to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the related Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

          (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder;

          (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, including, without limitation, under
     Section 2.1 hereof, either directly or by or through agents or attorneys,
     -----------
     and the Trustee shall not be responsible for any misconduct or negligence on the part of such agent, attorney or custodian appointed by the Trustee with due care; and

          (ix) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

          (x) Certificateholders shall have the rights to institute suits, actions or proceedings in equity or at law upon or under it with respect to this Agreement only under the circumstances described in the third paragraph of Section 9.3 hereof.
                  -----------

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets, including substitutions, to the Trust Fund or the REMIC Trust, unless the Trustee shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund or the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Underlying ABS are outstanding or subject the REMIC Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (c) All rights of action under this Agreement or under any of the Certificates enforceable by the Trustee may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

     SECTION 5.3 Trustee Not Liable for Underlying ABS or Underlying Class X
                 ----------------------------------------------------------
                 Certificate.
                 -----------

     The recitals contained herein and in the Certificates (other than the signature and counter signature authentication on the Certificates) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and counter signature of the Trustee on the Certificates) or of any Underlying ABS, the Underlying Class X Certificate or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds deposited in or withdrawn from the Certificate Account other than any funds held by or on behalf of the Trustee in accordance with this Agreement. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

     SECTION 5.4 Trustee May Own Certificates.
                 ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     SECTION 5.5 Trustee's Fees.
                 --------------

     (a) The Trustee shall be entitled to the Trustee Fee for each Payment Date, as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

     (b) The Depositor hereby agrees to (i) reimburse the Trustee, to the extent requested by the trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), and (ii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder; except in the case of both (i) and (ii) above, any such expense, disbursement or advance as may be attributable to the Trustee's negligence, bad faith or willful misconduct.

     SECTION 5.6 Eligibility Requirements for Trustee.
                 ------------------------------------

     The Trustee hereunder shall at all times (i) be a banking association organized and doing business under the laws of any state or the United States of America, (ii) be authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) have a combined capital and surplus of at least $50,000,000, (iv) have long-term deposits, if any, be rated at least "BBB" by S&P and Fitch or such lower long-term deposit rating by S&P and Fitch as may be approved in writing by S&P and Fitch and with a long-term deposit rating of at least "Baa2" from Moody's (or such lower rating which would not cause Moody's to reduce its then current ratings of the Regular Certificates), and (v) be subject to supervision or examination by federal or state authority. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.6 its combined capital and surplus shall be
                         -----------
deemed to be as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign upon the request of the Holders of a majority of the Voting Rights, in the manner and with the effect specified in Section 5.7.
             -----------

     SECTION 5.7 Resignation and Removal of the Trustee.
                 --------------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the successor trustee. Unless a successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.6 and shall fail to resign after written request
                  -----------
therefor by the Depositor or the Holders of a majority of the Voting Rights, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and shall, within 30 days after such removal, appoint, subject to the approval of the Depositor, which approval shall not be unreasonably withheld, a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the successor trustee.

     The Holders of a majority of the Voting Rights or, if the Trustee fails to perform in accordance with this Agreement, the Depositor may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, or by the Depositor, as the case may be, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
                                                                       -------
5.8.
---

     SECTION 5.8 Successor Trustee.
                 -----------------

     Any successor trustee appointed as provided in Section 5.7 shall execute,
                                                    -----------
acknowledge and deliver to the Depositor, and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations (including without limitation its rights, powers, duties and obligations as an "entitlement holder" within the meaning of Article 8 of the NY UCC) of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all related documents and statements held by it under this Agreement, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.6.
                        -----------

     Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses shown in the Certificate Register and S&P and Moody's.

     SECTION 5.9 Merger or Consolidation of Trustee.
                 ----------------------------------

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation or national banking association shall be eligible under the provisions of Section 5.6, without the execution or filing of any
                        -----------
paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 5.10 Appointment of Co-Trustee or Separate Trustee.
                  ---------------------------------------------

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor with written notice to the Rating Agencies to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers,
                                                      ------------
duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone with written notice to the Rating Agencies shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.8 hereunder
                                                           -----------
and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.8 hereof.
                                            -----------

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10, all rights, powers, duties and obligations conferred or
        ------------
imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of
        ---------
the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Provided that any such selected co-trustee or separate trustee is adequately capitalized and experienced in light of its anticipated activities and potential liabilities, and was selected with reasonable care by the Trustee in light of the foregoing, the Trustee shall not be responsible for the acts of such co-trustee or separate trustee.

     SECTION 5.11 Appointment of Office or Agency.
                  -------------------------------

     The Trustee will maintain an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at the Corporate Trust Office for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 9.5 hereof where notices and
                                            -----------
demands to or upon the Trustee in respect of this Agreement may be served.

     SECTION 5.12 Compliance with Withholding Requirements.
                  ----------------------------------------

     Notwithstanding any other provisions of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Trustee withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Trustee shall indicate to such Certificateholder the amount so withheld.

     SECTION 5.13 Trustee May Enforce Claims Without Possession of Certificates.
                  -------------------------------------------------------------

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto and any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                                   ARTICLE VI
                                   TERMINATION

     SECTION 6.1 Termination Upon Repurchase or Liquidation of All Underlying
                 ------------------------------------------------------------
                 ABS.
                 ---

     (a) The respective obligations and responsibilities of the Depositor and the Trustee under this Agreement (other than the obligations of the Trustee to make distributions to Certificateholders, to provide tax information as provided in Section 3.6 hereof and the obligations of the Trustee under Article IX hereof
   -----------                                                 ----------
and the rights and immunities of the Trustee under Sections 5.1, 5.2 and 5.5) shall terminate upon distribution to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so distributed on the Payment Date coinciding with or following the earlier to occur of the final payment or other liquidation (or any advance with respect thereto) of the last Underlying ABS remaining in the Trust, whether by purchase or termination of the Pooling and Servicing Agreement; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years after the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     (b) The Holders of at least a 51% Percentage Interest of the Class R Certificates (the "Residual Majority") may, at their option, make, or cause a Person to make, a terminating purchase for the Termination Price on any Payment Date on or after the Trustee's determination, based upon an Opinion of Counsel provided to the Trustee by the Holders of the Class R Certificates, that the REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such REMIC status will be lost for then-current taxable year.

     (c) The Residual Majority shall notify the Trustee and the Certificate Registrar in writing of its election to make or to cause a terminating purchase no later than the Payment Date preceding the Payment Date on which the Certificates will be retired as a result of such terminating purchase. The Residual Majority shall advise in writing the Trustee and the Certificate Registrar of the final payment or other liquidation of the last Underlying ABS remaining in the Trust at least three Business Days prior to the Payment Date in the month in which the Trust will terminate as a result thereof.

     Notice of any termination of the Trust shall be given promptly by the Trustee by letter sent to the Certificateholders by certified mail (1) in the event such notice is given in connection with a terminating purchase, not earlier than the fifth day of the month preceding the month of such termination and not later than the first day of the month of such termination or (2) otherwise not later than the third Business Day preceding the final Payment Date, in each case specifying (A) the Payment Date upon which the Trust will terminate and that final payment of the Certificates will be made on such Payment Date subject to presentation and surrender of the Certificate, if not held through a Clearing Agency and (B) the amount of any such final distribution. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with a terminating purchase, the purchaser shall deliver to the Trustee for deposit into the Certificate Account on the Business Day immediately preceding the Payment Date on which the terminating purchase is to take place an amount in next day funds equal to the Termination Price.

     (d) On the final Payment Date, the Trustee shall distribute to the Certificateholders as of the related Record Date the amount otherwise distributable on the Certificates on such Payment Date (if such final Payment Date is not the result of a terminating purchase).

     Upon any termination of the Trust as the result of a terminating purchase, the Trustee shall distribute the Termination Price as though it were the amount on deposit in the Certificate Account in accordance with Section 3.5 hereof.
                                                         -----------

     Following such final distribution, the Trustee shall promptly release to the purchaser the related Underlying ABS, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of such Underlying ABS to such purchaser, whereupon the Trust shall terminate.

     (e) In the event that all of the Certificateholders shall not surrender their Certificates within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates and receive the final distribution with respect thereto, net of the cost of such second notice. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the amounts otherwise payable on such Certificates. Any funds payable to Certificateholders that are not distributed on the final Payment Date shall be deposited in a termination account, which shall be an Eligible Account, to be held for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section.

     SECTION 6.2 Additional Termination Requirements.
                 -----------------------------------

     (a) In the event of a terminating purchase as provided in Section 6.1
                                                               -----------
hereof, the Trust shall be terminated in accordance with the following additional requirements, unless the

Depositor and the Trustee receive (1) a Special Tax Opinion and (2) a Special Tax Consent from each of the Holders of the Class R Certificates (unless the Special Tax Opinion specifically provides that no REMIC-level tax will result from such terminating purchase).

          (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee on behalf of the REMIC Trust shall adopt a plan of complete liquidation meeting the requirements set forth in the REMIC Provisions for a qualified liquidation (which plan may be adopted by the Trustee's attachment of a statement specifying the first day of the 90-day liquidation period to the REMIC Trust's final federal income tax return) and the REMIC Trust will sell all of its assets (other than cash).

          (ii) At the time of the making of the final payment on the Regular Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, pro rata, to the Holders of the Class R Certificates, all remaining cash on hand relating to the REMIC Trust after such final payment (other than cash retained to meet claims against the Trust) and the REMIC Trust shall terminate at that time.

          (iii) In no event may the final payment on the Regular Certificates or the final distribution or credit to the Holders of the Class R Certificates be made after the 90th day after the date on which the plan of complete liquidation relating thereto is adopted. A payment into a termination account with respect to any Certificate pursuant to Section 6.1 hereof
                                                         -----------
     shall be deemed a final payment on, or final distribution with respect to, such Certificate for the purposes of this Section 6.2(a)(iii).
                                               -------------------

     (b) By their acceptance of the Certificates, the Holders thereof agree to appoint the Trustee as their attorney-in-fact (1) to adopt a plan of complete liquidation of the REMIC Trust (and the Holders hereby appoint the Trustee as their attorney-in-fact to sign such plan) and (2) to take such action as may be necessary to adopt a plan of complete liquidation of the REMIC Trust upon the written request of the Trustee, which authorization shall be binding upon all successor Holders of the Certificates.

                                   ARTICLE VII
                                  THE DEPOSITOR

     SECTION 7.1 Liability of the Depositor.
                 --------------------------

     The Depositor shall be liable in accordance herewith only to the extent of its obligations specifically imposed upon and undertaken by the Depositor herein.

     SECTION 7.2 The Depositor's Representations and Warranties.
                 ----------------------------------------------

     The Depositor represents and warrants to the Trustee, as of the date hereof and as of the Closing Date, as follows:

     (a) The Depositor has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and is in good standing under such laws, with full power and authority to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, and has duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction wherein it conducts any material business or in which the performance of its duties under this Agreement would require such qualification.

     (b) The Depositor has all requisite corporate power and authority to own its properties and to conduct any and all business required or contemplated by this Agreement to be conducted by the Depositor and to perform the covenants and obligations to be performed by it hereunder; the execution and delivery by the Depositor of this Agreement are within the corporate power of the Depositor and have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement by the Depositor, nor the consummation by the Depositor of the transactions herein contemplated, nor compliance with the provisions hereof by the Depositor, will
(1) conflict with or result in a breach of, or will constitute a default under, any of the provisions of the articles of incorporation or by-laws of the Depositor or any law, governmental rule or regulation, or any judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Depositor is a party or by which it is bound or (2) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

     (c) This Agreement and all other documents and instruments required or contemplated hereby to be executed or delivered by the Depositor under this Agreement have been duly authorized, executed and delivered by the Depositor and, assuming due authorization, execution and delivery thereof by all other parties thereto, constitute legal, valid and binding agreements enforceable against the Depositor in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity.

     (d) No consent, approval, order or authorization of, or registration, qualification or declaration with, any state, federal or other governmental authority by the Depositor is required in connection with the authorization, execution or delivery of this Agreement or the performance by the Depositor of the covenants and obligations to be performed by it hereunder.

     (e) As of the Closing Date, no Proceedings are pending or, to the best of the Depositor's knowledge, threatened against the Depositor that would prohibit its entering into this Agreement or performing its obligations under this Agreement, including assisting in the issuance of the Certificates.

     (f) The Depositor has obtained or made all necessary consents, approvals, waivers and notifications of stockholders, creditors, lessors and other nongovernmental persons, in each case, in connection with the execution and delivery of this Agreement, and the consummation of all the transactions herein contemplated.

     (g) The Depositor does not believe, nor does it have any reason or cause to believe, that it cannot perform its obligations under this Agreement.

     Upon discovery by any of the Depositor or the Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interest of the Certificateholders in any Underlying ABS, the party discovering such breach shall give prompt written notice thereof (but in no event later than two Business Days following such discovery) to the other parties hereto.

     SECTION 7.3 Corporate Existence.
                 -------------------

     Subject to the provisions of the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it is incorporated and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Certificates or any of the Underlying ABS included in the Trust Fund, and to perform its duties under this Agreement.

     Any Person (a) into which the Depositor may be merged or consolidated, (b) that may result from any merger, conversion or consolidation to which the Depositor shall be a party, (c) that may succeed to the business of the Depositor, or (d) to which the Depositor may transfer all of its assets, shall be the successor to the Depositor hereunder, respectively, without the execution or filing of any document or any further act by any of the parties to this Agreement, anything herein to the contrary notwithstanding.

     SECTION 7.4 Limitation on Liability of the Depositor and Others.
                 ---------------------------------------------------

     Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any of the directors, officers, employees or agents of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and such action in its opinion does not involve it in any expense or liability, except as provided in Section
                                                                       -------
8.1(b) hereof; provided, however, that the Depositor may in its discretion
------
undertake any such action that it deems necessary or desirable with respect to this Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder if the Certificateholders offer to the Depositor reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

     SECTION 7.5 Protection of Trust Fund.
                 ------------------------

     The Depositor will execute and deliver from time to time all amendments to this Agreement and all financing statements, continuation statements, instruments of further assurance and other instruments necessary or advisable in order to, and will take such other action as the Trustee deems necessary or advisable in order to:

     (a) grant to the Trustee more effectively all or any portion of the Trust Fund;

     (b) preserve and defend the Trust's title to the Trust Fund and the rights therein of the Trustee and the Holders of Certificates against the claims of all persons and parties;

     (c) should this Agreement be recharacterized as a security agreement to secure a financing, (i) maintain or preserve the lien (and the priority thereof) created by this Agreement or to carry out more effectively the purposes hereof (including the filing of continuation statements under the NY UCC as necessary), and (ii) perfect, publish notice of, or protect the validity of any grant made or to be made pursuant to this Agreement; or

     (d) enforce any of the related Underlying ABS or the Underlying ABS Insurance Policy.

     The Depositor hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 7.5; provided, that the Trustee shall have no
                          -----------
duty to determine whether the filing of any financing statement shall be necessary or to file such statements except upon written request of the Depositor.

                                  ARTICLE VIII
                              REMIC TAX PROVISIONS

     SECTION 8.1 REMIC Administration.
                 --------------------

     An election will be made by the Trustee to treat the REMIC Trust as a REMIC under the Code. Each Holder of a Class R Certificate shall, in its Residual Transferee Agreement, designate the Trustee, as its agent, to act as the Tax Matters Person for such REMIC. The Trustee agrees that it will serve as such Tax Matters Person for the REMIC Trust, and also will perform various tax administration functions for the REMIC Trust, as its agent, as set forth in this
Section 8.1.
-----------

     (a) The Trustee shall elect to have the REMIC Trust treated as a REMIC on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued as well as on any corresponding state tax or information return necessary to have such assets treated as a REMIC under relevant state law.

     (b) The Trustee shall pay any and all tax-related expenses (not including taxes) of the Trust and the REMIC Trust, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the REMIC Trust that involve the Internal Revenue Service or state tax authorities or related to the adoption of a plan of complete liquidation.

     (c) The Trustee shall prepare any necessary forms for election as well as all of the Trust's and the REMIC Trust's federal and state tax and information returns and shall sign and file such returns on behalf of the REMIC Trust. The expenses of preparing and filing such returns shall be borne by the Trustee.

     (d) The Trustee shall perform all reporting and other tax compliance duties that are the responsibility of the Trust and the REMIC Trust under the REMIC Provisions or state or local tax law. Among its other duties, if required by the REMIC Provisions, the Trustee, acting as agent of the REMIC Trust, shall provide to the Treasury or to other governmental authorities such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Disqualified Organization.

     (e) The Depositor, the Trustee and the Holders of Class R Certificates shall take any action or cause the REMIC Trust to take any action necessary to create or maintain the status of the REMIC Trust as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

     (f) The Depositor, the Trustee and the Holders of the Class R Certificates shall not take any action or fail to take any action, or cause the REMIC Trust to take any action or fail to take any action that, if taken or not taken, could
(i) result in the imposition of any tax on the REMIC Trust that would not otherwise have been imposed or (ii) endanger the status of the REMIC Trust as a REMIC unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take or to omit to take such action) to the effect that the contemplated action or failure to act will not result in the imposition of such a tax or endanger such status.

     (g) Any taxes that are imposed upon the Trust or the REMIC Trust by federal or state (including local) governmental authorities (other than taxes paid by a party pursuant to Section 8.2 hereof or as provided in the following sentence)
                  -----------
shall be payable out of the funds in the Certificate Account before any distributions are made on the related Certificates on the related Payment Date.

     (h) If the Trustee is unable for any reason to fulfill its duties as Tax Matters Person, then the holder of the largest Percentage Interest of the Class R Certificates, without compensation, shall become the successor Tax Matters Person for the REMIC Trust.

     SECTION 8.2 Prohibited Activities.
                 ---------------------

     Neither the Depositor, the Holders of Class R Certificates, nor the Trustee shall engage in, nor shall the Trustee permit, any of the following transactions or activities unless it has received (1) a Special Tax Opinion and (2) a Special Tax Consent from each of the Holders of the Class R Certificates:

     (a) the sale or other disposition of, or substitution for, any of the Underlying ABS except pursuant to (1) the bankruptcy or insolvency of the REMIC Trust, or (2) the termination of the REMIC Trust pursuant to Article VI hereof;
                                                             ----------

     (b) the acquisition of any assets for the REMIC Trust after the Closing Date except during the three-month period beginning on the Closing Date pursuant to a fixed-price contract in effect on the Closing Date that has been reviewed and approved by tax counsel (chosen and paid for by the Depositor) acceptable to the Trustee;

     (c) the sale or other disposition of any investment in the Certificate Account at a gain;

     (d) the acceptance of any contribution to the REMIC Trust except the following cash contributions: (1) a cash contribution received during the three-month period beginning on the Closing Date; (2) a cash contribution to facilitate a terminating purchase that is made within the 90-day period beginning on the date on which a plan of complete liquidation is adopted pursuant to Section 6.2 hereof; (3) a contribution to a reserve fund owned by
            -----------
the REMIC Trust that is made pro rata by the Holders of the Class R Certificates; or (4) any other contribution approved by the Trustee after consultation with tax counsel (chosen and paid for by the Depositor);

     (e) the Trustee nor shall not permit any modification of any material term of an Underlying ABS (including, but not limited to, the interest rate, the principal balance, the amortization schedule, the remaining term to maturity, or any other term affecting the amount or timing of payments on the Underlying
ABS), unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to modify the Underlying ABS) to the effect that such modification would not be treated as giving rise to a new debt instrument for REMIC purposes;

     (f) any other transaction or activity that is not contemplated by this Agreement;

     (g) the sale or other disposition of any asset held in a reserve fund for a period of less than three months (a "Short-Term Reserve Fund Investment") if such sale or disposition would cause 30% or more of a related REMIC's income from all of its reserve funds for the taxable year to consist of gain from the sale or disposition of Short-Term Reserve Fund Investments;

     (h) the withdrawal of any amounts from any reserve fund in the REMIC Trust except (A) for the distribution pro rata to the Holders of the Class R Certificates or (B) to provide for the payment of Trust expenses or amounts payable on the Certificates or lower than expected returns on funds held in the Certificate Account, as provided under section 860G(a)(7) of the Code; or

     (i) the entering into of any arrangement by which the REMIC Trust will receive a fee or other compensation for services.

     Any party causing the REMIC Trust to engage in any of the activities prohibited in this Section shall be liable for the payment of any tax imposed on the REMIC Trust pursuant to Code section 860F(a)(1) or 860G(d) as a result of the REMIC Trust engaging in such activities.

     SECTION 8.3 Grantor Trust Administration.
                 ----------------------------

     The parties intend that the portions of the Trust Fund exclusive of the REMIC Trust consisting of the Basis Risk Reserve Fund and the right of the Holders of the Regular Certificates to receive payments in respect of any related Basis Risk Entitlement Amount shall be treated as one or more "grantor trusts" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Tax Matters Person for the REMIC shall furnish or cause to be furnished to the Holders of the Regular Certificates and the Class N Certificate and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, their allocable shares of income with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     SECTION 9.1 Amendment.
                 ---------

     (a) This Agreement may be amended from time to time by the Depositor and the Trustee by written agreement, without notice to or consent of the Certificateholders, to cure any ambiguity or mistake, to correct or supplement any provisions herein, to comply with any changes in the Code to give effect to the expectations of investors, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect the interests of any Certificateholder, as evidenced by an Opinion of Counsel or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates, at the expense of the party requesting the change, delivered to the Trustee and the Depositor; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to each Rating Agency of any amendment made pursuant to this Section
                                                                    -------
9.1(a).
------

     (b) This Agreement also may be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least a majority of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each class of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each class of Certificates affected thereby. Prior notice of any proposed amendment pursuant to this Section 9.1(b) shall be given to each Rating Agency.
                 --------------

     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a tax on the REMIC Trust, will not cause the REMIC Trust to fail to qualify as a REMIC or will not cause the portion of the Trust Fund exclusive of the REMIC Trust to fail to qualify as a grantor trust at any time that any Certificate is outstanding. No amendment shall have the effect of varying the latest possible maturity, principal amount or interest rate of the Trust unless the Trustee shall have received an Opinion of Counsel that the amendment will not cause the regular interest to lack fixed terms within the meaning of the REMIC Provisions. In addition, prior to consenting to any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     SECTION 9.2 Counterparts.
                 ------------

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 9.3 Limitation on Rights of Certificateholders.
                 ------------------------------------------

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 33% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 9.4 Governing Law.
                 -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

     SECTION 9.5 Notices.
                 -------

     All demands and notices hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, EQCC Asset Backed Corporation, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505, Attention: General Counsel, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor and (b) in the case of the Trustee and the Securities Intermediary, The Bank of New York, 5 Penn Plaza, 16th Floor, New York, New York, 10001, Attention: Corporate Trust-MBS (Fax:
212-328-7620), or such other address as may hereafter be furnished to the Depositor in writing by the Trustee. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 9.6 Preparation of Regulatory Reports.
                 ---------------------------------

     Within 15 days after each Payment Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission (the "Commission") via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the Payment Date Statement as an exhibit thereto. Prior to January 30, 2003 (or as soon thereafter as the Trust shall be eligible to file a Form 15, if the Trust is not eligible to file it on or before January 30, 2003), the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to March 31, 2003, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Underlying ABS and the Underlying Class X Certificate as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 9.6; provided, however, that the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that such additional filings shall be in EDGAR format and at the expense of the Depositor. Upon request, copies of all reports filed by the Trustee under the Exchange Act shall be sent to the Depositor.

     SECTION 9.7 Severability of Provisions.
                 --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 9.8 Successors and Assigns.
                 ----------------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     SECTION 9.9 Article and Section Headings.
                 ----------------------------

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 9.10 No Partnership.
                  --------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     SECTION 9.11 Counterparts.
                  ------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     SECTION 9.12 Limitation of Liability of Trustee.
                  ----------------------------------

     Notwithstanding anything contained herein to the contrary, this Agreement has been executed by The Bank of New York not in its individual capacity but solely as Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Depositor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust Fund.

     SECTION 9.13 Limitations on Rights of Others.
                  -------------------------------

     The provisions of this Agreement are solely for the benefit of the Depositor, the Trustee and the Certificateholders and nothing in this Agreement whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  [Remainder of Page Intentionally Left Blank]

     WITNESS WHEREOF, the Depositor, the Trustee and the Securities Intermediary have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                          EQCC Asset Backed Corporation,
                                          as Depositor


                                          By: /s/ Todd Rosenthal
                                             -----------------------------------
                                             Name:  Todd Rosenthal
                                             Title: Vice President


                                          The Bank of New York,
                                          as Trustee and Securities Intermediary


                                          By: /s/ Diane Pickett
                                             -----------------------------------
                                             Name:  Diane Pickett
                                             Title: Vice President

                               [ Trust Agreement]

                                   EXHIBIT A-1

                          FORM OF CLASS 1-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-1-1

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                       CLASS 1-A ASSET BACKED CERTIFICATE

THIS CLASS 1-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS CLASS 1-A CERTIFICATE ALSO REPRESENTS THE RIGHT TO RECEIVE PAYMENTS FROM THE BASIS RISK RESERVE FUND.

THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

INTEREST RATE:  CALCULATED AS            CERTIFICATE BALANCE OF THE CLASS 1-A
DESCRIBED HEREIN                         CERTIFICATES AS OF THE CLOSING DATE:
                                         $3,523,841,387
DENOMINATION: $
               ----------
                                         AGGREGATE PRINCIPAL BALANCE OF THE
DATE OF TRUST AGREEMENT:                 RELATED UNDERLYING ABS AS OF THE
  AS OF MARCH 27, 2002                   CLOSING DATE:  $3,523,841,387

CLOSING DATE: MARCH 27, 2002             TRUSTEE:
                                           THE BANK OF NEW YORK

FIRST PAYMENT DATE:                      CUSIP NO.: 29439P AA 2
  APRIL 25, 2002                         ISN:  US 29439P AA 21

NO.
     -----

                                     A-1-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                       CLASS 1-A ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of previously issued asset backed certificates (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ABS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:
                            ------------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1-A Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between EQCC Asset Backed Corporation (the "Depositor"), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of the Underlying ABS, the Certificate Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

Payments of principal of and interest on this Certificate (including the final payment on this Certificate) will be made, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment, (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Pass-Through Rate on the Class 1-A Certificates for any Payment Date will be equal to the lesser of One-Month LIBOR plus 0.30% (subject to the Class 1-A Maximum Cap Rate) and the ABS Group 1 Net WAC Rate. Principal and interest will be paid on this Certificate on any Payment Date in the manner specified in the Trust Agreement. Payments allocated to the Class 1-A Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

                                      A-1-3

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1 (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the original Certificate Balance of the Class 1-A Certificates. The Certificates are issued in six classes as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

The Certificates are limited in right of payment to certain collections on the Underlying ABS and certain payments from the Basis Risk Reserve Fund, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred, with respect to the Underlying ABS and administration of the Trust.

Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Class 1-A Certificates with an initial Certificate Balance of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly

                                      A-1-4
authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Trust Agreement, the Certificates of this Class will be registered as one or more Certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of the last Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay Trustee fees and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                      A-1-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March 27, 2002                       THE BANK OF NEW YORK, NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            TRUSTEE


                                            BY:
                                               ---------------------------
                                                     AUTHORIZED OFFICER


                                            ATTEST:


                                            ------------------------------
                                                     AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            THE BANK OF NEW YORK, AS CERTIFICATE
                                            REGISTRAR


                                               BY:
                                                  ------------------------------
                                                     AUTHORIZED OFFICER

                                      A-1-6

                                  ABBREVIATIONS

The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian

TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to Minors Act
survivorship and not as Tenants (State) in Common

     Additional abbreviations may also be used though not in the above list.

                                      A-1-7

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
             (Attorney) to transfer the said Certificate in the Certificate
------------
Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

------------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange or
another national securities exchange.
Notarized or witnessed signatures are
not acceptable.

                                      A-1-8

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds,
to                                                                       , for
  -----------------------------------------------------------------------
the account of                                , account number
               -------------------------------
                  , or, if mailed by check, to                             .
------------------                             ----------------------------
Applicable reports and statements should be mailed to
                                            . This information is provided by
--------------------------------------------
                                                  , the assignee named above, or
--------------------------------------------------
                           , as its agent.
---------------------------

                                      A-1-9

                                   EXHIBIT A-2

                          FORM OF CLASS 2-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                      A-2-1

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                       CLASS 2-A ASSET BACKED CERTIFICATE

THIS CLASS 2-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS CLASS 2-A CERTIFICATE ALSO REPRESENTS THE RIGHT TO RECEIVE PAYMENTS FROM THE BASIS RISK RESERVE FUND.

THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

INTEREST RATE:  CALCULATED AS              CERTIFICATE BALANCE OF THE CLASS 2-A
DESCRIBED HEREIN                           CERTIFICATES AS OF THE CLOSING DATE:
                                           $2,673,321,752
DENOMINATION: $
               ----------

                                           AGGREGATE PRINCIPAL BALANCE OF THE
DATE OF TRUST AGREEMENT:                   RELATED UNDERLYING ABS AS OF THE
  AS OF MARCH 27, 2002                     CLOSING DATE:  $2,673,321,752

                                           TRUSTEE:
CLOSING DATE: MARCH 27, 2002                 THE BANK OF NEW YORK

                                           CUSIP NO.: 29439P AB 0
FIRST PAYMENT DATE:                        ISIN:  US 29439P AB 04

NO.
     -----

                                      A-2-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                       CLASS 2-A ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of previously issued asset backed certificates (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed and Underlying ABS sold by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ABS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                            ------------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2-A Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between EQCC Asset Backed Corporation (the "Depositor"), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of the Underlying ABS, the Collection Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

Payments of principal of and interest on this Certificate (including the final payment on this Certificate) will be made, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment, (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Pass-Through Rate on the Class 2-A Certificates for any Payment Date will be equal to the lesser of One-Month LIBOR plus 0.30% (subject to the Class 2-A Maximum Cap Rate) and the ABS Group 2 Net WAC Rate. Principal and interest will be paid on this Certificate on any Payment Date in the manner specified in the Trust Agreement. Payments allocated to the Class 2-A Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

                                      A-2-3

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1 (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the original Certificate Balance of the Class 2-A Certificates. The Certificates are issued in six classes as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

The Certificates are limited in right of payment to certain collections on the Underlying ABS and certain payments from the Basis Risk Reserve Fund, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred, with respect to the Underlying ABS and administration of the Trust.

Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Class 2-A Certificates with an initial Certificate Balance of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly

                                      A-2-4
authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Trust Agreement, the Certificates of this Class will be registered as one or more Certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and integral multiples of $1 in excess thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of the last Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay Trustee fees and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                      A-2-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March 27, 2002                       THE BANK OF NEW YORK, NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            TRUSTEE


                                            BY:
                                               ---------------------------
                                                     AUTHORIZED OFFICER


                                            ATTEST:


                                            ------------------------------
                                                     AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            THE BANK OF NEW YORK, AS CERTIFICATE
                                            REGISTRAR

                                               BY:
                                                  -----------------------------

                                                       AUTHORIZED OFFICER

                                      A-2-6

                                  ABBREVIATIONS

         The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian
                                                               ---          ----

TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to
survivorship and not as Tenants  (State)   Minors Act
                                                     ------------------
in Common

     Additional abbreviations may also be used though not in the above list.

                                      A-2-7

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
             (Attorney) to transfer the said Certificate in the Certificate
------------
Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

--------------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-2-8

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds,
to                                                                       , for
  -----------------------------------------------------------------------
the account of                                , account number
               -------------------------------
                  , or, if mailed by check, to                             .
------------------                             ----------------------------
Applicable reports and statements should be mailed to
                                                      --------------------------
                                            . This information is provided by
--------------------------------------------
                                                  , the assignee named above, or
--------------------------------------------------
                           , as its agent.
---------------------------

                                      A-2-9

                                   EXHIBIT A-3

                         FORM OF CLASS 1A-IO CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASE OR HOLDING OF ANY OF THE CLASS 1A-IO CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES UNDER ERISA OR THE CODE. ACCORDINGLY, NO TRANSFER OF ALL OR ANY PORTION OF THE CLASS 1A-IO CERTIFICATES MAY BE MADE TO A PROPOSED TRANSFEREE THAT IS A PLAN INVESTOR UNLESS SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND SUCH CERTIFICATE IS RATED IN ONE OF THE FOUR HIGHEST GENERIC RATING CATEGORIES BY S&P, MOODY'S OR FITCH AT THE TIME OF SUCH TRANSFER. EACH PURCHASER OF A CLASS 1A-IO CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE, BY VIRTUE OF ITS ACQUISITION OF SUCH CERTIFICATE, THAT (I) IT IS NOT A PLAN INVESTOR OR
(II) (A) IT IS A PLAN INVESTOR, (B) THE CLASS 1A-IO CERTIFICATES HAVE BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND (C) THE CLASS 1A-IO CERTIFICATES ARE RATED IN ONE OF THE FOUR HIGHEST GENERIC RATING CATEGORIES BY S&P, MOODY'S OR FITCH AT THE TIME OF PURCHASE.

                                      A-3-1

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                      CLASS 1A-IO ASSET BACKED CERTIFICATE

THIS CLASS 1A-IO CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS CLASS 1A-IO CERTIFICATE ALSO REPRESENTS THE RIGHT TO RECEIVE PAYMENTS FROM THE BASIS RISK RESERVE FUND.

INTEREST RATE:  CALCULATED AS
DESCRIBED HEREIN                            NOTIONAL BALANCE OF THE CLASS 1A-IO
                                            CERTIFICATES AS OF THE CLOSING DATE:
                                            $3,523,841,387
NOTIONAL DENOMINATION:
                      -------------

                                            AGGREGATE PRINCIPAL BALANCE OF THE
DATE OF TRUST AGREEMENT:                    RELATED UNDERLYING ABS AS
  AS OF MARCH 27, 2002                      OF THE CLOSING DATE:  $3,523,841,387

CLOSING DATE: MARCH 27, 2002                TRUSTEE:
                                              THE BANK OF NEW YORK

FIRST PAYMENT DATE:                         CUSIP NO.: 29439P AC 8
  APRIL 25, 2002

NO.
     -----

                                      A-3-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                      CLASS 1A-IO ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of previously issued asset backed certificates (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ABS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                            ------------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A-IO Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among EQCC Asset Backed Corporation (the "Depositor") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of the Underlying ABS, the Certificate Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

The Holder of this Certificate will not be entitled to any payments of principal, but will be entitled to monthly distribution of interest on its notional balance to the extent and subject to the limitations set forth in the Trust Agreement. Payments of interest on this Certificate (including the final payment on this Certificate) will be made, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment, (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Pass-Through Rate on the Class 1A-IO Certificates for any Payment Date will be equal to the lesser of 0.6794% and the ABS Group 1 Adjusted Net WAC Rate. Payments on this Certificate, if any, will be paid on any Payment Date in the manner specified in the Trust Agreement. Payments allocated to the Class 1A-IO Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

                                      A-3-3

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1 (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in six classes as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

The Certificates are limited in right of payment to certain collections on the Underlying ABS and certain payments from the Basis Risk Reserve Fund, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred, with respect to the Underlying ABS and administration of the Trust.

Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Class 1A-IO Certificates with a 10% Percentage Interest, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                                      A-3-4

Subject to the terms of the Trust Agreement, the Certificates of this Class will be registered as one or more Certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations evidencing initial notional principal balances of $100,000 and integral multiples of $1 in excess thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of the last Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay Trustee fees and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

No transfer of all or any portion of the Class 1A-IO Certificates may be made to a proposed transferee that is a Plan Investor unless and until such Certificates have been the subject of an ERISA Qualifying Underwriting and are rated in one of the four highest generic ratings categories by S&P, Moody's or Fitch at such time. Each purchaser of this Certificate will be deemed to have represented to the Trustee, by virtue of its acquisition of this Certificate, that (i) it is not a Plan Investor or (ii) (a) it is a Plan Investor, (b) the Class 1A-IO Certificates have been the subject of an ERISA Qualifying Underwriting, and (c) the Class 1A-IO Certificates are rated in one of the four highest generic rating categories by S&P, Moody's or Fitch at the time of purchase.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      A-3-5

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                      A-3-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March 27, 2002                       The Bank of New York, NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            TRUSTEE


                                            BY:
                                               ---------------------------
                                                     AUTHORIZED OFFICER

                                            ATTEST:


                                            ------------------------------
                                                     AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 1A-IO CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            THE BANK OF NEW YORK, AS CERTIFICATE
                                            REGISTRAR


                                            BY:
                                               -----------------------------
                                                     AUTHORIZED OFFICER

                                      A-3-7

                                  ABBREVIATIONS

         The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian
                                                              ----          ----

TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to
survivorship and not as Tenants  (State)   Minors Act
                                                      ----------------
in Common

              Additional abbreviations may also be used though not
                               in the above list.

                                      A-3-8

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint
             (Attorney) to transfer the said Certificate in the Certificate
------------
Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

------------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm
of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                      A-3-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately
available funds, to                                                        , for
                   --------------------------------------------------------
the account of                                , account number
               -------------------------------                 --------------- ,
or, if mailed by check, to                             . Applicable reports
                           ----------------------------
and statements should be mailed to
                                   ------------------------------------------- .
This information is provided by
                                ---------------------------------------------- ,
the assignee named above, or
                               -------------------------------- , as its agent.

                                     A-3-10

                                   EXHIBIT A-4

                         FORM OF CLASS 2A-IO CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASE OR HOLDING OF ANY OF THE CLASS 2A-IO CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES UNDER ERISA OR THE CODE. ACCORDINGLY, NO TRANSFER OF ALL OR ANY PORTION OF THE CLASS 2A-IO CERTIFICATES MAY BE MADE TO A PROPOSED TRANSFEREE THAT IS A PLAN INVESTOR UNLESS SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND SUCH CERTIFICATE IS RATED IN ONE OF THE FOUR HIGHEST GENERIC RATING CATEGORIES BY S&P, MOODY'S OR FITCH AT THE TIME OF SUCH TRANSFER. EACH PURCHASER OF A CLASS 2A-IO CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE, BY VIRTUE OF ITS ACQUISITION OF SUCH CERTIFICATE, THAT (I) IT IS NOT A PLAN INVESTOR OR
(II) (A) IT IS A PLAN INVESTOR, (B) THE CLASS 2A-IO CERTIFICATES HAVE BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND (C) THE CLASS 2A-IO CERTIFICATES ARE RATED IN ONE OF THE FOUR HIGHEST GENERIC RATING CATEGORIES BY S&P, MOODY'S OR FITCH AT THE TIME OF PURCHASE.

                                      A-4-1

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                      CLASS 2A-IO ASSET BACKED CERTIFICATE

THIS CLASS 2A-IO CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS CLASS 2A-IO CERTIFICATE ALSO REPRESENTS THE RIGHT TO RECEIVE PAYMENTS FROM THE BASIS RISK RESERVE FUND.

INTEREST RATE:  CALCULATED AS               NOTIONAL BALANCE OF THE CLASS 2A-IO
DESCRIBED HEREIN                            CERTIFICATES AS OF THE CLOSING DATE:
                                            $2,673,321,752

NOTIONAL DENOMINATION:
                       --------

                                            AGGREGATE PRINCIPAL BALANCE OF THE
DATE OF TRUST AGREEMENT:                    RELATED UNDERLYING ABS AS OF THE
  AS OF MARCH 27, 2002                      CLOSING DATE:  $2,673,321,752

CLOSING DATE: MARCH 27, 2002                TRUSTEE:
                                              THE BANK OF NEW YORK

FIRST PAYMENT DATE:                         CUSIP NO.: 29439P AD 6
  APRIL 25, 2002

NO.
     ----

                                      A-4-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                      CLASS 2A-IO ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of previously issued asset backed certificates (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ABS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                            ------------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A-IO Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among EQCC Asset Backed Corporation (the "Depositor") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of the Underlying ABS, the Collection Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

The Holder of this Certificate will not be entitled to any payments of principal, but will be entitled to monthly distribution of interest on its notional balance to the extent and subject to the limitations set forth in the Trust Agreement. Payments of interest on this Certificate (including the final payment on this Certificate) will be made, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment, (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Pass-Through Rate on the Class 2A-IO Certificates for any Payment Date will be equal to the lesser of 0.6794% and the ABS Group 2 Adjusted Net WAC Rate. Payments on this Certificate, if any, will be paid on any Payment Date in the manner specified in the Trust Agreement. Payments allocated to the Class 2A-IO Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

                                      A-4-3

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1 (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in six classes as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

The Certificates are limited in right of payment to certain collections on the Underlying ABS and certain payments from the Basis Risk Reserve Fund, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred, with respect to the Underlying ABS and administration of the Trust.

Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Class 2A-IO Certificates with a 10% Percentage Interest, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                                     A-4-4

Subject to the terms of the Trust Agreement, the Certificates of this Class will be registered as one or more Certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations evidencing initial notional principal balances of $100,000 and integral multiples of $1 in excess thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of the last Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay administrative expenses of the Trust and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

No transfer of all or any portion of the Class 2A-IO Certificates may be made to a proposed transferee that is a Plan Investor unless and until such Certificates have been the subject of an ERISA Qualifying Underwriting and are rated in one of the four highest generic ratings categories by S&P, Moody's or Fitch at such time. Each purchaser of this Certificate will be deemed to have represented to the Trustee, by virtue of its acquisition of this Certificate, that (i) it is not a Plan Investor or (ii) (a) it is a Plan Investor, (b) the Class 2A-IO Certificates have been the subject of an ERISA Qualifying Underwriting, and (c) the Class 2A-IO Certificates are rated in one of the four highest generic rating categories S&P, Moody's or Fitch at the time of purchase.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                     A-4-5

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                     A-4-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: March 27, 2002                       THE BANK OF NEW YORK, NOT IN ITS
                                            INDIVIDUAL CAPACITY, BUT SOLELY AS
                                            TRUSTEE


                                            BY:
                                               ---------------------------------
                                                 AUTHORIZED OFFICER

                                            ATTEST:


                                            ------------------------------------
                                                 AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS 2A-IO CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            THE BANK OF NEW YORK, AS CERTIFICATE
                                            REGISTRAR


                                            BY:
                                               ---------------------------------
                                                 AUTHORIZED OFFICER

                                     A-4-7

                                  ABBREVIATIONS

The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian
                                                              -----         ----
TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to
survivorship and not as Tenants  (State)   Minors Act
                                                      ----------------------
in Common

              Additional abbreviations may also be used though not
                               in the above list.

                                     A-4-8

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                                                      ----------
--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

             (Attorney) to transfer the said Certificate in the Certificate
------------

Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

-------------------------------------------
SIGNATURE GUARANTEED: The signature
must beguaranteed by a commercial bank
or trust companyor by a member firm of
the New York Stock Exchangeor another
national securities exchange. Notarized
or witnessed signatures are not acceptable.

                                A-4-9

                       DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately
available funds, to                                                       , for
                   -------------------------------------------------------
the account of                                , account number
               -------------------------------
                  , or, if mailed by check, to                             .
------------------                             ----------------------------
Applicable reports and statements should be mailed to
                                            . This information is provided by
--------------------------------------------
                                                  , the assignee named above, or
--------------------------------------------------
                           , as its agent.
---------------------------

                                     A-4-10

                                   EXHIBIT A-5

                           FORM OF CLASS N CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 4.4 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A DISQUALIFIED NON-U.S. PERSON OR A DISQUALIFIED ORGANIZATION OR AGENT THEREOF.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A PLAN INVESTOR UNLESS SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND (I) SUCH TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD SUCH CERTIFICATE (OR INTEREST THEREIN) IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE 95-60"), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (A "COMPLYING INSURANCE COMPANY"). EACH PURCHASER OF THIS CERTIFICATE WILL BE REQUIRED TO PROVIDE AN BENEFIT PLAN AFFIDAVIT TO THE TRUSTEE RELATING TO VARIOUS ERISA MATTERS STATING THAT, BY VIRTUE OF ITS ACQUISITION OF THIS CERTIFICATE, EITHER THAT (I) IT IS NOT A PLAN INVESTOR OR (II) (A) IT IS A PLAN INVESTOR, (B) THE CLASS N CERTIFICATES HAVE BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING AND (C) THE TRANSFEREE IS A COMPLYING INSURANCE COMPANY.

THE TRUSTEE WILL NOT REGISTER ANY TRANSFER OF THIS CERTIFICATE UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH A TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

                                     A-5-1

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                        CLASS N ASSET BACKED CERTIFICATE

THIS CLASS N CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP IN A GRANTOR TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

PERCENTAGE INTEREST: 100%                                  TRUSTEE:
                                                            THE BANK OF NEW YORK
DATE OF TRUST AGREEMENT:
  AS OF MARCH 27, 2002

CLOSING DATE: MARCH 27, 2002

FIRST PAYMENT DATE:
  APRIL 25, 2002

NO.
     ----

                                     A-5-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                        CLASS N ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of a previously issued asset backed Certificate (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING CLASS X CERTIFICATE ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:
                     ------------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class N Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between EQCC Asset Backed Corporation (the "Depositor") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of a the Underlying ABS, the Certificate Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

The Holder of this Certificate will not be entitled to any scheduled payments of principal or interest. Payments on this Certificate, if any (including the final payment on this Certificate), will be made on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Payments, if any, will be made to the Holders of the Class N Certificates as described in the Trust Agreement. Payments allocated to the Class N Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1, (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are

                                     A-5-3
issued in six classes as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

This Certificate is limited in right of payment to certain collections on the Underlying Class X Certificates, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Basis Risk Reserve Fund and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred with respect to the Underlying Class X Certificates and administration of the Trust.

All payments made on any Certificate pursuant to the Trust Agreement will be made by or on behalf of the Trustee on each Payment Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing a Percentage Interest of 10% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any payment made to such Holder by wire transfer. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                                     A-5-4

The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of any Class N Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Securities Act and applicable state securities laws, the Trustee shall not register such transfer (other than in connection with the initial transfer of any Class N Certificates by the Depositor to an Affiliate of the Depositor) (i) unless such transfer is made in reliance upon Rule 144A under the Securities Act (as evidenced by a Rule 144A Investment Agreement delivered to the Trustee), or (ii) either (A) the Trustee and the Depositor shall have received a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act or is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (B) the transferor has executed a transferor certificate and the transferee has executed an investment letter acceptable to and in the form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class N Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

Further, no transfer of a Class N Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee or the Depositor. Notwithstanding anything herein to the contrary, any purported transfer of a Class N Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is

                                     A-5-5
registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of any Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay Trustee fees and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining Underlying ABS of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

Unless the Certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This Class N Certificate is a security governed by Article 8 of the Uniform Commercial Code.

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                     A-5-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated:  March 27, 2002                     THE BANK OF NEW YORK, NOT IN ITS
                                           INDIVIDUAL CAPACITY, BUT SOLELY, AS
                                           TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED OFFICER

                                           ATTEST:


                                           -------------------------------------
                                                  AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS N CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           THE BANK OF NEW YORK, AS CERTIFICATE
                                           REGISTRAR


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED OFFICER

                                     A-5-7

                                  ABBREVIATIONS

The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian
                                                              -----         ----
TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to
survivorship and not as Tenants  (State)   Minors Act
                                                      --------------
in Common

     Additional abbreviations may also be used though not in the above list.

                                     A-5-8

                                FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                                                      ----------
--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

             (Attorney) to transfer the said Certificate in the Certificate
------------

Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

-------------------------------------------
SIGNATURE GUARANTEED: The signature
must beguaranteed by a commercial bank
or trust companyor by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.

                                A-5-9

                       DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to
                   -------------------------------------------------------------
                                                            , for the account of
------------------------------------------------------------
                               , account number                   , or, if
-------------------------------                 ------------------
mailed by check, to                             . Applicable reports and
                    ----------------------------
statements should be mailed to                                             .
                               --------------------------------------------
This information is provided by                                                ,
                                -----------------------------------------------
the assignee named above, or                                                   ,
                             --------------------------------------------------
as its agent.

                                     A-5-10

                                   EXHIBIT A-6

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 4.4 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

SOLELY FOR US. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A DISQUALIFIED NON-U.S. PERSON OR A DISQUALIFIED ORGANIZATION OR AGENT THEREOF.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (EACH, AN "ERISA PLAN").

THE TRUSTEE WILL NOT REGISTER ANY TRANSFER OF THIS CERTIFICATE UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE MAY REFUSE TO REGISTER TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON THE REMIC.

                                     A-6-1

THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL OR INTEREST. THIS CERTIFICATE MAY BE A "NON-ECONOMIC RESIDUAL INTEREST," CERTAIN TRANSFERS OF WHICH MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                     A-6-2

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                        CLASS R ASSET BACKED CERTIFICATE

THIS CLASS R CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A REMIC RESIDUAL INTEREST IN A REMIC UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

PERCENTAGE INTEREST: 100%                                TRUSTEE:
                                                           THE BANK OF NEW YORK
DATE OF TRUST AGREEMENT:
  AS OF MARCH 27, 2002

CLOSING DATE: MARCH 27, 2002

FIRST PAYMENT DATE:
  APRIL 25, 2002

NO.
     ----

                                     A-6-3

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                        CLASS R ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists of previously issued asset backed Certificates (the "Underlying ABS") representing interests in mortgage loans and a Basis Risk Reserve Fund, which Trust was formed and Underlying ABS sold by

                          EQCC ASSET BACKED CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN EQCC ASSET BACKED CORPORATION, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ABS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                          EQCC Asset Backed Corporation

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates issued by EQCC Trust 2002-1 (the "Trust"), which was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between EQCC Asset Backed Corporation (the "Depositor") and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Trust consists of the Underlying ABS, the Certificate Account and the Basis Risk Reserve Fund. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

The Holder of this Certificate will not be entitled to any scheduled payments of principal or interest. Payments on this Certificate, if any (including the final payment on this Certificate), will be made on the 25th day of each month, or the next Business Day after the 25th day, if such 25th day is not a Business Day, commencing in April 2002 (each a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such payment (the related "Record Date"). All sums paid on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Payments, if any, will be made to the Holders of the Class R Certificates as described in the Trust Agreement. Payments allocated to the Class R Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final payment to be made upon retirement of this Certificate as set forth in the Trust Agreement.

                                     A-6-4

This Certificate is one of a duly authorized issue of Certificates designated as the EQCC Asset Backed Certificates, Series 2002-1, (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in six classes as specifically set forth in the Trust Agreement. The Class R Certificates are sometimes referred to as the "Residual Certificates." The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

The Certificates are limited in right of payment to certain collections on the Underlying ABS, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than payments to Holders, such purposes including certain expenses incurred with respect to the Underlying ABS and administration of the Trust.

All payments made on any Certificate pursuant to the Trust Agreement will be made by or on behalf of the Trustee on each Payment Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing a Percentage Interest of 10% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any payment made to such Holder by wire transfer. Notwithstanding the above, the final payment on this Certificate will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

An election will be made to treat certain of the assets assigned to the Trust as a real estate mortgage investment conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the election is made properly and that certain qualification requirements concerning the Underlying ABS and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the REMIC. Accordingly, the Holder of this Class R Certificate will be taxed on its pro rata share of the REMIC's taxable income or net loss. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Trustee, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Holder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Holder by the Trustee pursuant to the Trust Agreement. As the Holder of a residual interest in the REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP,

                                     A-6-5
however, will act on behalf of the Holders of the Class R Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Residual Certificates, without compensation, shall become the successor TMP for the REMIC.

By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Trust Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the REMIC and (ii) refrain from taking any action that could endanger such status.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the rights of the Holders under the Trust Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Interests of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Interests as specified in the Trust Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification

                                     A-6-6
under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Securities Act and applicable state securities laws, the Trustee shall not register such transfer (other than in connection with the initial transfer of any Class R Certificates by the Depositor to an Affiliate of the Depositor) (i) unless such transfer is made in reliance upon Rule 144A under the Securities Act (as evidenced by a Rule 144A Investment Agreement delivered to the Trustee), or (ii) either (A) the Trustee and the Depositor shall have received a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act or is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (B) the transferor has executed a transferor certificate and the transferee has executed an investment letter acceptable to and in the form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

Further, no transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee or the Depositor. Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

In addition, the Trustee will register to any proposed transfer or sale to any investor that the Trustee knows to be a Disqualified Organization. As prerequisites to the Trustee's consent to any transfer of a Class R Certificate (or any beneficial interest therein), the proposed transferee thereof must provide the Trustee with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a non-United States Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit F-1 to Exhibit F to the
                                                 -----------    ---------
Trust Agreement and a Certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit F-2 to Exhibit F to the Trust Agreement. Notwithstanding the fulfillment
-----------    ---------
of the prerequisites described above, the Trustee may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of (i) disqualification of the REMIC Trust as a REMIC or (ii) the imposition of a tax upon the REMIC Trust. In addition, the Trustee shall not register to the transfer of less than an entire interest in a Class R Certificate unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Trustee with an Opinion

                                     A-6-7
of Counsel obtained at its own expense that the transfer will not jeopardize the REMIC status of the REMIC Trust. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

If a tax or a reporting cost is borne by the REMIC Trust as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee, shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the Trust, the REMIC Trust or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Trust Agreement following the earlier of (a) the final payment of any Underlying ABS remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Trust Agreement. After a Terminating Purchase, the Termination Price shall be applied to pay administrative expenses of the Trust and to make final payments on the Certificates as described in the Trust Agreement, and thereafter any remaining Underlying ABS of the Trust shall be released to the Holders of the Class R Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Class R Certificates), as described in the Trust Agreement.

Unless the Certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not represent entitlement to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This Class R Certificate is a security governed by Article 8 of the Uniform Commercial Code.

The Trustee has executed this Certificate on behalf of the Trust not in its individual capacity but solely as Trustee under the Trust Agreement and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

                                     A-6-8

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated:  March 27, 2002                     THE BANK OF NEW YORK, NOT IN ITS
                                           INDIVIDUAL CAPACITY, BUT SOLELY, AS
                                           TRUSTEE


                                           BY:
                                              ----------------------------------
                                                   AUTHORIZED OFFICER

                                           ATTEST:


                                           -------------------------------------
                                                   AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           THE BANK OF NEW YORK, AS CERTIFICATE
                                           REGISTRAR


                                            BY:
                                               ---------------------------------
                                                   AUTHORIZED OFFICER

                                     A-6-9

                                  ABBREVIATIONS

The following abbreviations, when used in this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--     Custodian
                                                              -----         ----
TEN ENT--as tenants by the entireties      (Cus)  (Minor)

JT TEN--as joint tenants with rights of    Under Uniform Gifts to
survivorship and not as Tenants  (State)   Minors Act
                                                      -----------------
in Common

     Additional abbreviations may also be used though not in the above list.

                                     A-6-10

                                FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------
 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                                                       ---------
--------------------------------------------------------------------------------

(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

             (Attorney) to transfer the said Certificate in the Certificate
------------

Register of the within-named Trust, with full power of substitution in the premises.

Dated:
        -----------------                   ------------------------------------
                                            NOTICE:  The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change whatever.

-------------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchangeor another
national securities exchange. Notarized
or witnessed signatures are not acceptable.

                                A-6-11

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to
                   -------------------------------------------------------------
                                                                              ,
-----------------------------------------------------------------------------
for the account of                                , account number
                   -------------------------------
                  , or, if mailed by check, to                             .
------------------                             ----------------------------
Applicable reports and statements should be mailed to
                                            . This information is provided by
--------------------------------------------
                                                    , the assignee named above,
----------------------------------------------------
or                                                    , as its agent.
   ---------------------------------------------------

                                     A-6-12

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                          EQCC UNDERLYING ABS SCHEDULE

Group 1: Certificates held through the book-entry facilities of DTC
         ----------------------------------------------------------

                                         Total Class           Amount
      Security              CUSIP      Principal Balance    Transferred   Formula Rate
EQCC Trust 2001-2,       26882J AE 6   $1,815,373,212.34    100%          One-Month
Class A-1 Certificates                                                    LIBOR + 0.98%

EQCC Trust 2001-2,       26882J AF 3   $1,708,468,175.37    100%          One-Month
Class A-2 Certificates                                                    LIBOR + 0.98%

Group 2: Certificates held through the book-entry facilities of DTC
         ----------------------------------------------------------

                                         Total Class           Amount
      Security            CUSIP        Principal Balance    Transferred   Formula Rate
EQCC Trust 2001-2,       26882J AG 1   $  895,298,308.36    100%          One-Month
Class A-3 Certificates                                                    LIBOR + 0.98%

EQCC Trust 2001-2,       26882J AH 9   $1,015,933,113.88    100%          One-Month
Class A-4 Certificates                                                    LIBOR + 0.98%

EQCC Trust 2001-2,       26882J AJ 5   $  762,090,329.96    100%          One-Month
Class A-5 Certificates                                                    LIBOR + 0.98%

Group 3: Physical Certificates
         ---------------------

                                         Total Class         Amount
      Security              CUSIP      Principal Balance    Transferred   Formula Rate
EQCC Trust 2001-2,       N/A           N/A                  100%          N/A
Class X Certificates

                                   EXHIBIT E-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                           , 20
                               ------------    --
The Bank of New York
5 Penn Plaza, 16th Floor
New York, New York  10001

     Re:  EQCC Asset Backed Certificates, Series 2002-1

Ladies and Gentlemen:

                                  (the "Purchaser") intends to purchase from
          -----------------------
                     (the "Seller"), a     % Percentage Interest of EQCC Asset
--------------------                   ----
Backed Certificates, Series 2002-1, Class [N][R] Certificates (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of March 27, 2002, by and between The Bank of New York, as trustee (the "Trustee"), and EQCC Asset Backed Corporation, as depositor (the "Depositor"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Securities Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

                                      E-1-1

          4. The Purchaser has been furnished with such information concerning the Certificates, the Underlying ABS and the Mortgage Loans as has been requested by the Purchaser from the Depositor and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor to the satisfaction of the Purchaser.

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

          6. For Class N Certificates. Either (A) the Purchaser is not an
             ------------------------
     employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (collectively, an "ERISA Plan"), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan (each, together with an ERISA Plan, a "Plan Investor"); (B) the Certificate has been the subject of an ERISA Qualifying Underwriting and (i) such transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE 95-60") 60 Fed. Reg. 35925 (July 12,
     1995), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (a "Complying Insurance Company"); or (C) the Purchaser has provided a certification of facts and an opinion of counsel which establish to the satisfaction of the Company and the Trustee that such transfer will not result in a violation of a non-exempt prohibited transaction or Section 4975 of the Code or cause the Servicer or the Trustee to be subject to any obligations in addition to those imposed under the Trust Agreement.

          7. For Class R Certificates. The Purchaser is not an employee benefit
             ------------------------
     plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, an "ERISA Plan"), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan (each, together with an ERISA Plan, a "Plan Investor").

                                      E-1-2

                                                  Very truly yours,


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                      E-1-3

                                   EXHIBIT E-2

              Form of Certificate Transferor Representation Letter

                                           , 20
                                -----------    --
The Bank of New York
5 Penn Plaza, 16th Floor
New York, New York  10001

     Re:  EQCC Asset Backed Certificates, Series 2002-1

Ladies and Gentlemen:

          In connection with the sale by               (the "Seller") to
                                         -------------
                   (the "Purchaser") of      % Percentage Interest of EQCC Asset
------------------                      -----
Backed Certificates, Series 2002-1, Class [N][R] Certificates (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of March 27, 2002, by and between The Bank of New York, as trustee (the "Trustee"), and EQCC Asset Backed Corporation, as depositor (the "Depositor"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "Securities Act"), that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                  Very truly yours,


                                                  ------------------------------
                                                  (Seller)


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                     E-2-1

                                   EXHIBIT E-3

                     FORM OF RULE 144A INVESTMENT AGREEMENT

                     Description of Rule 144A Certificates:

                  EQCC Asset Backed Certificates Series 2002-1
                  [Class N Certificates] [Class R Certificates]

                            % Initial Percentage Interest
                       -----

     Issued Pursuant to a Trust Agreement, dated as of March 27, 2002, between EQCC Asset Backed Corporation, as depositor (the "Depositor"), and The Bank of New York, as Trustee (the "Trustee")

The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Certificates described above to the undersigned buyer (the "Buyer").

In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Certificates were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Certificates, any interest in the Rule 144A Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Certificates, or otherwise approached or negotiated with respect to the Rule 144A Certificates, any interest in the Rule 144A Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Certificates under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Rule 144A Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Certificates to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Depositor pursuant to Section 4.4 of the Trust Agreement as follows:

The Buyer understands that the Rule 144A Certificates have not been registered under the Securities Act or the securities laws of any state.

The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Certificates.

The Buyer has been furnished with all information regarding the Rule 144A Certificates that it has requested from the Transferor and the Trustee.

Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Certificates, any interest in the Rule 144A Certificates or

                                      E-3-1
any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Certificates, any interest in the Rule 144A Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Certificates, any interest in the Rule 144A Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Certificates under the Securities Act or that would render the disposition of the Rule 144A Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Certificates.

The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Certificates for its own account or the account of other qualified institutional buyers and understands that such Rule 144A Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

The Buyer represents either (i) that it is not an employee benefit plan or retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are described in or subject to the Department of Labor Regulations, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or corresponding provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), a person acting on behalf of a Plan or a person using the assets of a Plan (a Plan or any such person, a "Plan Investor"); or (ii) that an exemption from application of the prohibited transaction provisions of Sections 406 and 407 of ERISA and Section 4975 of the Code will apply to the acquisition, holding and resale of the Rule 144A Securities by the Buyer and to transactions in connection with the administration, servicing, operation and management of the Trust.

No transfer of all or any portion of a Class R Certificate shall be made to a transferee that is a Plan Investor unless such transfer qualifies for an exemption from application of the prohibited transaction provisions of Sections 401 and 407 of ERISA and Section 4975, and the purchaser makes the representation set forth in the preceding paragraph and has properly completed a Benefit Plan Affidavit.

This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                                     E-3-2

WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


-----------------------------------            ---------------------------------
      Print Name of Transferor                         Print Name of Buyer


By:                                            By:
   --------------------------------               ------------------------------
Name:                                          Name:
Title:                                         Title:

Taxpayer Identification:                       Taxpayer Identification:

No.                                            No.
   --------------------------------               ------------------------------

Date:                                          Date:
     ------------------------------                 ----------------------------

                                     E-3-3

                                                            ANNEX 1 TO EXHIBIT E

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested
on a discretionary basis $             /1/ in securities (except for the
                          -------------
excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     Corporation, etc. The Buyer is a corporation (other than a bank, savings
----
     and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code of 1986.

     Bank. The Buyer (a) is a national bank or banking institution organized
----
     under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     Savings and Loan. The Buyer (a) is a savings and loan association, building
----
     and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of
----
     the Securities Exchange Act of 1934.

----------
     /1/ Buyer must own and/or invest on a discretionary basis at least $1,00,000,000 in securities unless Buyer is a dealer, and in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                              Annex 1 to Exhibit E
                                      -1-

     Insurance Company. The Buyer is an insurance company whose primary and
----
     predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     State or Local Plan. The Buyer is a plan established and maintained by a
----
     State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ERISA Plan. The Buyer is an employee benefit plan within the meaning of
----
     Title I of the Employee Retirement Income Security Act of 1974.

     Investment Adviser. The Buyer is an investment adviser registered under the
----
     Investment Advisers Act of 1940.

     SBIC. The Buyer is a Small Business Investment Company licensed by the U.S.
----
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     Business Development Company. The Buyer is a business development company
----
     as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     Trust Fund. The Buyer is a Trust Fund whose trustee is a bank or trust
----
     company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a Trust Fund that includes as participants individual retirement accounts or H.R. 10 plans.

The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                              Annex 1 to Exhibit E
                                      -2-

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Underlying ABS are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

Will the Buyer be purchasing the Rule 144A Certificates only for the Buyer's own account?

                                Yes      No
                                    ----    ----

If the answer to the foregoing question is "no," the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Buyer purchases the Rule 144A Certificates. Unless such notice is given, the Buyer's purchase of the Rule 144A Certificates will constitute a reaffirmation of this certification as of the date of such purchase.

                                               ---------------------------------
                                               Print Name of Buyer


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Date:

                              Annex 1 to Exhibit E
                                       -3-

                                                            ANNEX 2 TO EXHIBIT E

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     The Buyer owned $               in securities (other than the excluded
----                  --------------
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     The Buyer is part of a Family of Investment Companies which owned in the
----
     aggregate $               in securities (other than the excluded securities
                --------------
     referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                              Annex 2 to Exhibit E
                                      -1-

The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Buyer purchases the Rule 144A Certificates. Unless such notice is given, the Buyer's purchase of the Rule 144A Certificates will constitute a reaffirmation of this certification as of the date of such purchase.

                                               ---------------------------------
                                               Print Name of Buyer


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               IF AN ADVISER:

                                               ---------------------------------
                                               Print Name of Buyer

                                               Date:

                              Annex 2 to Exhibit E
                                      -2-

                                    EXHIBIT F

                      FORM OF RESIDUAL TRANSFEREE AGREEMENT

                          RESIDUAL TRANSFEREE AGREEMENT

                          EQCC ASSET BACKED CORPORATION

                  EQCC ASSET BACKED CERTIFICATES SERIES 2002-1

                              CLASS R CERTIFICATES

                                 --------------

The Bank of New York, as Trustee
5 Penn Plaza, 16th Floor
New York, New York  10001
Attention: Corporate Trust-MBS

EQCC Asset Backed Corporation
10401 Deerwood Park Boulevard
Jacksonville, Florida 32256-0505
Attention:  General Counsel

     Re:  EQCC Certificate Asset Backed Certificates Series 2002-1, Class R,
          representing a    % Percentage Interest
                         ---

Ladies and Gentlemen:

The undersigned (the "Transferee") proposes to purchase the captioned Certificates (the "Residual Certificates"), issued by the Trust established pursuant to a trust agreement dated as of March 27, 2002 (the "Trust Agreement"), among EQCC Asset Backed Corporation (the "Depositor"), and The Bank of New York, as Trustee, (the "Agreement"). In doing so the Transferee hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise
                -----------
defined herein shall have the meaning ascribed to it in the Agreement.

     Section 2. Representations and Warranties of the Transferee. In connection
                ------------------------------------------------
with the proposed transfer of the Residual Certificates, the Transferee represents and warrants to the Depositor, the Trustee and the Trust as follows:

     (a) The Transferee has knowledge in investment and business matters and is capable of evaluating the merits and risks of an investment in the Residual Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision; and the Transferee is able to bear the economic risk of an investment in the Residual Certificates and can afford a complete loss of such investment.

     (b) The Transferee represents that (i) it understands that the Residual Certificates represent for federal income tax purposes the "residual interest" in a real estate mortgage investment conduit ("REMIC") and that, as the holder of the Residual Certificates, it will be required to take into account, in determining its taxable income, its pro rata share of the taxable income of such REMIC, (ii) it understands that it may incur federal income tax liabilities with respect to the Residual Certificates in excess of any cash flows generated by the Residual Certificates and (iii) it has historically paid its debts as they became due and has the Investment wherewithal and intends to continue to pay its debts as they come due in the future, including any tax imposed on the income that it derives from the Residual Certificates as such taxes become due.

     (c) The Transferee is acquiring the Residual Certificates for its own account as principal and not with a view to the resale or distribution thereof, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

     (d) The Transferee confirms that the Depositor has made available to the Transferee the opportunity to ask questions of, and receive answers from, the Depositor concerning the Depositor, the Trust, the purchase by the Transferee of the Residual Certificates and all matters relating thereto, and to obtain additional information relating thereto that the Depositor possesses or can acquire unreasonable effort or expense.

     Section 3. Covenants. The Transferee covenants:
                ---------

     (a) The Transferee will not make a public offering of the Residual Certificates, and will not reoffer or resell the Residual Certificates in a manner that would render the issuance and sale of the Residual Certificates whether considered together with the resale or otherwise, a violation of the Securities Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto.

     (b) The Transferee agrees that, in its capacity as a holder of the Residual Certificates, it will assert no claim or interest in the assets by reason of owning the Residual Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Agreement and the Residual Certificates.

     (c) If applicable, the Transferee will comply with respect to the Residual Certificates in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

     (d) Upon notice thereof, the Transferee agrees to any future amendment to the provisions of the Agreement relating to the transfer of the Residual Certificates (or any interest therein) that counsel to the Depositor or the Trust may deem necessary to ensure that any such transfer will not result in the imposition of any tax on the Trust.

     (e) The Transferee hereby designates the Trustee, as its agent, to be and perform the functions of the REMIC's tax matters person ("TMP").

     (f) The Transferee hereby agrees that the Trustee will (i) supervise or engage in any action necessary or advisable to preserve the status of the REMIC Trust as a REMIC and (ii) employ on a reasonable basis counsel, accountants, and professional assistance to aid in the preparation of tax returns or the performance of the above.

     (g) The Transferee hereby agrees to cooperate with the TMP and to take any action required of it by the REMIC Provisions in order to create or maintain the REMIC status of the REMIC Trust.

     (h) The Transferee hereby agrees that it will not take any action that could endanger the REMIC status of the REMIC Trust or result in the imposition of tax on such REMIC Trust unless counsel for, or acceptable to, the TMP has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

     (i) The Transferee hereby agrees that it will take no action to question or invalidate the interest of the Trust in the related assets or seek or maintain any claim or interest in the related assets having a priority over the interest of the Trust in the related assets.

     (j) The Transferee understands that Treasury regulations, or other administrative guidance issued by the Treasury, may effectively prohibit the transfer of the Residual Certificates to foreign persons.

     (k) The Transferee hereby agrees that it shall pay any tax or reporting costs borne by the REMIC Trust as a result of its purchase of a Residual Certificate or any beneficial interest therein in violation of the restrictions on transfer contained in the Agreement to the extent such tax or reporting costs are not paid by the transferor or by the Trustee out of amounts that otherwise would have been paid to the Transferee.

     (l) The Transferee hereby agrees to indemnify and hold harmless the Depositor, the Trustee, the Trust and each other holder of a Residual Certificate from and against any tax liabilities or reporting costs arising from its violation of the restrictions on transfer contained in the Agreement or its breach of any of its representations, warranties, or covenants contained herein.

     Section 4. Additional Transfer Restrictions.
                --------------------------------

     (a) No transfer of the Residual Certificates shall be made unless the Trustee has consented in writing to such transfer. No Residual Certificate may be transferred to a Disqualified Organization. The Trustee will not consent to any proposed transfer (i) to any investor that it knows is a Disqualified Organization, or (ii) if the transfer involves less than an entire interest in a Residual Certificate, unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Trustee with an Opinion of Counsel obtained at its own expense to the effect that the transfer will not jeopardize the REMIC status of the REMIC Trust. The Trustee's consent to any transfer is further conditioned upon the Trustee's receipt from the proposed transferee of (x) a Residual Transferee Agreement, (y) a Benefit Plan Affidavit, and (z) either (A) if the transferee is a non-United States Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit F-1 to Exhibit F to the Trust Agreement and a certificate of the
-----------    ---------
transferor stating whether the Residual Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2), or (B) if the transferee is a U.S. Person, an affidavit in substantially the form attached as Exhibit F-2 to Exhibit F to the Trust Agreement. In addition (1) the Trustee
   -----------    ---------
shall require that any transfer of the Residual Certificates be made in accordance with Section 4.4 of the Trust Agreement. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may withhold its consent to a transfer of a Residual Certificate, but only to the extent necessary to avoid a risk of disqualification of the REMIC Trust as a REMIC or the imposition of a tax upon the REMIC Trust. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     (b) The Transferee acknowledges that, if a tax or a reporting cost is borne by the REMIC Trust as a result of the transfer of the Residual Certificates or any beneficial interest therein in violation of the restrictions referenced herein, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of such Residual Certificates. In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee, the Trust, the REMIC Trust or the Holders of any other Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost. In the event that a Residual Certificate is transferred to a Disqualified Organization, the Trustee shall make available, or cause to be made available, the information necessary for the computation of the excise tax imposed under section 860E(e) of the Code.

     Section 5. Acknowledgments.
                ---------------

     (a) The Transferee acknowledges that the Residual Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Residual Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither the Depositor nor the Trust is under any obligation to register the Residual Certificates or make an exemption from such registration available.

     (b) The Transferee acknowledges that if any United States federal income tax is due at the time a non-United States Person transfers a Residual Certificate, the Trustee or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under sections 1441 and 1442 of the Code and the regulations thereunder (the "Withholding Agent") may (i) withhold an amount equal to the taxes due upon disposition of the Residual Certificate from future distributions made with respect to the Residual Certificate to the transferee (after giving effect to the withholding of taxes imposed on such transferee), and (ii) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment of the taxes due by the transferor has been provided to the Withholding Agent. Moreover, the Withholding Agent may (x) hold distributions on a Residual Certificate, without interest, pending determination of amounts to be withheld, (y) withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Certificate it holds, and (z) pay to the Internal Revenue Service all such amounts withheld.

     (c) The Transferee acknowledges that the transfer of all or part of the Residual Certificates that have "tax avoidance potential" (as defined in Treasury Regulations section 1.860G-3(a)(2) or any successor provision) to a non-United States Person will be disregarded for all federal income tax purposes.

     (d) The Transferee acknowledges that the transfer of the Residual Certificates to a U.S. Person will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of the taxes and expenses associated with the security within the meaning of Treasury regulation section 1.860E-1(c)(1).

     IN WITNESS WHEREOF, the undersigned has caused this Residual Transferee Agreement be validly executed by its duly authorized representative as of the day and year first above written.

                                               [Name of Transferee]


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                     EXHIBIT F-1

                          EQCC ASSET BACKED CORPORATION

                            FOREIGN PERSON AFFIDAVIT
                       AND AFFIDAVIT PURSUANT TO SECTIONS
                          860D(a)(6)(A) and 860E(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Re:  EQCC Asset Backed Corporation
     EQCC Asset Backed Trust 2002-1 (the "Trust")
     Asset Backed Certificates, Class R

STATE OF                     )
         -------------------
                             )    ss.:
COUNTY OF                    )
          ------------------

Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct, and complete:

1. I am a duly authorized officer of                     (the "Transferee"), and
                                     -------------------
on behalf of which I have the authority to make this affidavit.

2. The Transferee is acquiring all or a portion of the securities (the "Residual Certificates"), which represent a residual interest in a real estate mortgage investment conduit (a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

3. The Transferee is a foreign person within the meaning of Treasury Regulation
Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes, (iii) a partnership (unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a non-United States Person, (iv) an estate the income of which is subject to United States federal income tax regardless of its source, (v) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons), or
(vi) a foreign person who would be subject to United States federal income taxation on a net basis on income derived from a Residual Certificate ("a non-United States Person").

4. The Transferee agrees that it will not hold the Residual Certificates in connection with a trade or business in the United States, and the Transferee understands that it will be subject to

                                     F-1-1

United States federal income tax under sections 871 and 881 of the Code in accordance with section 860G of the Code and any Treasury regulations issued thereunder on "excess inclusions" that accrue with respect to the Residual Certificates during the period the Transferee holds the Residual Certificates.

5. The Transferee understands that the federal income tax on excess inclusions with respect to the Residual Certificates may be withheld in accordance with section 860G(b) of the Code from distributions that otherwise would be made to the Transferee on the Residual Certificates and, to the extent that such tax has not been imposed previously, that such tax may be imposed at the time of disposition of any such Residual Certificate pursuant to section 860G(b) of the Code.

6. The Transferee agrees (i) to file a timely United States federal income tax return for the year in which disposition of a Residual Certificate it holds occurs (or earlier if required by law) and will pay any United States federal income tax due at that time and (ii) if any tax is due at that time, to provide satisfactory written evidence of payment to the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on the Residual Certificates under sections 1441 and 1442 of the Code and the regulations thereunder (the "Withholding Agent").

7. The Transferee understands that, until such written notice is provided, the Withholding Agent may (i) withhold an amount equal to the taxes due upon disposition of a Residual Certificates from future distributions made with respect to the Residual Certificate to subsequent transferees (after giving effect to the withholding of taxes imposed on such subsequent transferees), and
(ii) pay the withheld amount to the Internal Revenue Service.

8. The Transferee understands that (i) the Withholding Agent may withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Certificates it holds and (ii) the Withholding Agent may pay to the Internal Revenue Service amounts withheld on behalf of any and all former holders of each Residual Certificate held by the Transferee.

9. The Transferee understands that if it transfers a Residual Certificate (or any interest therein) to a U.S. Person, the Withholding Agent may disregard the transfer for federal income tax purposes if the transfer would have the effect of allowing the Transferee to avoid tax on accrued excess inclusions and may continue to withhold tax from future distributions as though the Residual Certificate were still held by the Transferee.

10. The Transferee understands that a transfer of a Residual Certificate (or any interest therein) to a non-United States Person (i.e., a foreign person who is not subject to net United States federal income tax with respect to such Residual Certificate) will not be recognized unless the Withholding Agent has received from the transferee an affidavit in substantially the same form as this affidavit containing these same agreements and representations.

11. The Transferee understands that distributions on a Residual Certificate may be delayed, without interest, pending determination of amounts to be withheld.

12. The Transferee is not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of,

                                     F-1-2
or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code; (iv) an "electing large partnership" within the meaning of Code section 775; or (v) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

13. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by the Depositor (upon the advice of counsel to the Depositor) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

14. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of March 27, 2002, between EQCC Asset Backed Corporation and The Bank of New York, as Trustee.

                                     F-1-3

IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly
executed on its behalf, by its duly authorized officer as of the         day of
                                                                 -------
             ,     .
-------------  ----


                                               ---------------------------------
                                               [Name of Transferee]


                                               By:
                                                  ------------------------------
                                               Its:

Personally appeared before me                            , known or proved to me
                              ---------------------------
to be the same person who executed the foregoing instrument and to be a of the Transferee, and acknowledged to me that he or she
----------------------
executed the same as his or her free act and deed and as the free act and deed of the Transferee.

Subscribed and sworn before me this        day of           ,     .
                                    ------        ----------  ----

                                               ---------------------------------
                                               Notary Public

My commission expires the       day of                 ,     .
                          -----        ----------------  ----

                                     F-1-4

                                                                     EXHIBIT F-2

                          EQCC ASSET BACKED CORPORATION
                         AFFIDAVIT PURSUANT TO SECTIONS
                          860D(a)(6)(A) and 860E(e)(4)
                             OF THE INTERNAL REVENUE
                            CODE OF 1986, AS AMENDED

Re:  EQCC Asset Backed Corporation
     EQCC Asset Backed Certificates Series 2002-1 (the "Trust")
     Asset Backed Certificates, Class R

STATE OF                     )
         -------------------
                             )      ss.:
COUNTY OF                    )
          ------------------

Under penalties of perjury, I, the undersigned declare that, to the best of my knowledge and belief, the following representations are true, correct and complete:

1. I am a duly authorized officer of                        (the "Transferee"),
                                     ----------------------
on behalf of which I have the authority to make this affidavit.

2. The Transferee is acquiring all or a portion of the securities (the "Residual Certificates"), which represent a residual interest in a real estate mortgage investment conduit (a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

3. The Transferee either is (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation for federal income tax purposes, (iii) a partnership (unless Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a partnership for federal income tax purposes, none of the interests in which are owned, directly or indirectly through one or more intermediate entities, by a non-United States Person, (iv) an estate the income of which is subject to United States federal income tax regardless of its source, (v) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible to be treated as United States persons), or (vi) a foreign person who would be subject to United States federal income taxation on a net basis on income derived from a Residual Certificate (a "U.S. Person").

4. The Transferee is a not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the

                                     F-2-1
following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section. 1381(a)(2)(C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

5. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by the Issuer (upon advice of counsel to the Issuer) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of March 27, 2002, between EQCC Asset Backed Corporation and The Bank of New York, as Trustee.

                                      F-2-2

IN WITNESS WHEREOF, the Transferee has caused this instrument to be duly
executed on its behalf by its duly authorized officer this      day of       ,
                                                           ----        ------
    .
----


                                               ---------------------------------
                                               [Name of Transferee]


                                               By:
                                                  ------------------------------
                                               Its:

Personally appeared before me                    , known or proved to me to be
                              -------------------
the same person who executed the foregoing instrument and to be a of the Transferee, and acknowledged to me that he or she
---------------
executed the same as his or her free act and deed and as the free act and deed of the Transferee.

Subscribed and sworn before me this      day of         ,     .
                                    ----        --------  ----

                                               ---------------------------------
                                               Notary Public

My commission expires the       day of                 ,     .
                          -----        ----------------  ----

                                     F-2-3

                                    EXHIBIT G

                         FORM OF BENEFIT PLAN AFFIDAVIT

Re:  EQCC Asset Backed Trust 2002-1 (the "Trust"),
     Class [N][R] Certificates

STATE OF                     )
         -------------------
                             )     ss.:
COUNTY OF                    )
          ------------------

Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

1. That I am a duly authorized officer of                           , a
                                          --------------------------
          corporation (the "Purchaser"), whose taxpayer identification number is
---------
          , and on behalf of which I have the authority to make this affidavit.
----------

2. That the Purchaser is acquiring the Class [N][R] Certificates (the "Purchased Certificates"), each representing an interest in the Trust, for certain assets of which one or more real estate mortgage investment conduit ("REMIC") elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

3. The Purchaser either:

     (a) is not a plan ("Plan") described in or subject to the Department of Labor regulations set forth in 29 C.F.R.Section. 2510.3-101 (the "Plan Asset Regulations"), a person acting on behalf of a Plan, or a person using the assets of a Plan;

     (b) with respect to the Class N Certificates, such Certificate has been the subject of an ERISA Qualifying Underwriting and (A) such transferee is an insurance company, (B) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE 95-60") 60 Fed. Reg. 35925 (July 12, 1995), and (C) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (a "Complying Insurance Company"); or

     (c) has provided a "Benefit Plan Opinion," obtained at the Purchaser's expense, satisfactory to the Depositor and the Trustee. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust to be regarded as Plan Assets, (b) give rise to a fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), on the part of the Depositor or the Trustee, or (c) be treated as, or result in, a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement, dated as of March 27, 2002, between the Depositor and The Bank of New York, as Trustee.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed
on its behalf, by its duly authorized officer this      day of            ,
                                                   ----        -----------
    .
----


                                               ---------------------------------
                                               [Name of Purchaser]


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:
                                                   Its:

Personally appeared before me                 , known or proved to me to be the
                              ----------------
same person who executed the foregoing instrument and to be a of the Purchaser, and acknowledged to me that he
-------------------------
executed the same as his or her free act and deed and as the free act and deed of the Purchaser.

Subscribed and sworn before me this        day of            ,     .
                                    ------        -----------  ----

                                               ---------------------------------
                                               Notary Public

My commission expires:                               .
                       ------------------------------

                                      G-2